UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

MUELLER INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MUELLER INDUSTRIES

2023 ANNUAL REPORT
2024 PROXY STATEMENT

RESULTS AT A GLANCE

SUMMARY OF OPERATIONS (Dollars in thousands except per share data)	2023 ($)	2022 ($)	2021 ($)	2020 ($)	2019 ($)
Net sales	3,420,345	3,982,455	3,769,345	2,398,043	2,430,616
Operating income	756,053	877,149	655,845	245,838	191,403
Net income	602,897	658,316	468,520	139,493	100,972
Adjusted EBITDA(1)	778,662	914,507	645,535	272,399	232,648
Diluted earnings per share	5.30	5.82	4.12	1.24	0.90
Dividends per share(3)	0.60	0.50	0.26	0.20	0.20

SUMMARY OF CASH FLOW
Cash Flow from Operations	672,766	723,943	311,701	245,073	200,544
Capital Expenditures	54,025	37,639	31,833	43,885	31,162
Free-Cash Flow(2)	618,741	686,304	279,868	201,188	169,382

SIGNIFICANT YEAR-END DATA
Cash, cash equivalents and ST investments	1,269,039	678,881	87,924	119,075	97,944
Total Assets	2,759,301	2,242,399	1,728,936	1,528,568	1,370,940
Total Debt	981	2,029	1,875	327,876	386,254
Ratio of current assets to current liabilities	6.4 to 1	4.4 to 1	2.7 to 1	2.4 to 1	3.0 to 1
Book value per share(3)	20.48	15.71	10.67	6.81	5.65

2023 HIGHLIGHTS

(1)	Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for a reconciliation of Adjusted EBITDA to our results reported under GAAP.
(2)	Free cash flow is a non-GAAP financial measure, which represents cash flow from operations minus capital expenditures. Both cash flow from operations and capital expenditures presented above are as reported in the Company’s Annual Reports on Form 10-K for the years presented.
(3)	Adjusted for the two-for-one stock split that occurred on October 20, 2023.

MESSAGE FROM
OUR CHAIRMAN

Dear Stockholders:

In terms of financial performance, 2023 was the second best year in the history of our Company, surpassed only by the record year we had in 2022. Net income was approximately $602.9 million on $3.4 billion in sales; we generated an impressive $672.8 million in cash flow from operations; and we delivered a 61.9% return to our shareholders.

This strong performance occurred despite challenging market conditions, most notably interest rates reaching multiyear highs and persistent inflation. While our U.S. businesses experienced the greatest decline in demand over the prior year, overall end user consumption remained at reasonable levels. We largely attribute the decline in demand to customers’ rebalancing their inventories as a result of the surpluses they built amidst the supply chain disruptions experienced in 2021-2022. For our international operations, changes in business conditions in 2023 were less significant, as the softening of those markets predated the impact in the U.S.

Operations Overview

After operating in 2022 at a fairly intense pace, 2023 can be characterized as a year of ’‘optimization’’. Generally speaking, we focused on executing on projects aimed at improving overall efficiencies to adjust to changing conditions. We executed on increasing productive capacity and throughput, thereby enabling us to consolidate volumes and close duplicative and higher cost operations. Although a lot of this work did not necessarily bolster our financial results in 2023, the time and resources we invested have strengthened us for 2024 and beyond.

In addition to all of the other work we had on our plates, we also persevered through two unforeseen disasters. In March of 2023, a category 3 tornado directly hit our copper fittings plant in Covington, Tennessee. The tornado crippled one of our core operations, and also hit the local community hard. Nonetheless, our people demonstrated their “can do spirit” as they set up temporary manufacturing operations and leveraged other Mueller operations, as well as both suppliers and competitors, to maintain the flow of products, all with an unrelenting commitment to servicing our customers. As we approach the one-year anniversary of this event, the plant remains closed, but the reconstruction of the building and offices is nearing completion. Some manufacturing activity will resume during the second quarter of 2024, but a full recovery will take significantly longer. We expect to recoup our losses, including extensive business interruption losses, through our insurance upon completion of the restoration process.

The tornado at Covington came on the heels of the previously reported fire that leveled the primary manufacturing plant and administrative offices of our Westermeyer business in Bluffs, Illinois in late 2022. Throughout 2023, the Westermeyer team worked tirelessly to recover and rebuild, all while operating out of makeshift operations. We can now report that our new facility is complete, and that the installation of new and advanced manufacturing equipment is underway. Not only will the business begin operating at full strength by May, but it will also now have ample space and capacity to grow and expand.

Although these adversities presented some significant hurdles for our team, they have also elevated and better positioned these businesses for the future. To have achieved the results we did notwithstanding the variety of challenges we faced is truly a testament to the resilience of our dedicated team and business model.

At our core, we are a manufacturer, and our people are our most important resource. We are proud to report that in 2023, we again set new records in our safety performance, reducing our incident rate per hour worked by 10% to our lowest rate since we began maintaining these statistics. Safety is imperative, and we will continue to pursue operational excellence and strive towards our goal of no accidents.

Financial Health

Our financial health is excellent. We ended 2023 with cash and short-term investments totaling $1.3 billion net of debt, and a current ratio of 6.4 to 1. Our operations are well capitalized, and we will continue to reinvest to be a low cost, sustainable producer. For the fourth straight year, we have announced a double-digit (33%) dividend increase. We will continue to deploy capital in both a balanced and opportunistic manner, maintaining a long-term focus on growth with a goal of delivering double-digit compounded annual returns.

* announced

Outlook

We have a positive business outlook for 2024 and beyond. Although government infrastructure spending to date across most categories has not proceeded as rapidly as news headlines may suggest, the increasingly apparent need to replace aging systems will help ignite these markets and amplify demand for our products as conditions improve. With respect to building construction, our primary market, housing, remains underserved, and the moderation of interest rates — which we believe have hit their peak — will similarly spur demand.

One enduring source of our confidence is the nature of our product base, which is used in a wide range of applications from water quality and transmission, to climate comfort, to food preservation and more. The common thread across our portfolio is that our products are essential to everyday life. It is these types of critical infrastructure products on which we will continue to invest, focus, and seek new, potentially transformational growth opportunities.

Without a doubt, 2024 will present new challenges and opportunities, but our organization is experienced, hungry and prepared to tackle them. We are extremely grateful and proud of our dedicated employees who make Mueller the best in the business. We thank our customers for their loyalty, and you, our stockholders, for your continued investment in our Company.

Very truly yours,

Greg Christopher

Chairman & CEO

THURSDAY, MAY 9, 2024 8:00 A.M., Central Time 150 Schilling Boulevard Collierville, Tennessee 38017

NOTICE

of Annual Meeting of Stockholders

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

BY INTERNET http://www.proxyvote.com

BY TELEPHONE Call the telephone number on your proxy card.

BY MAIL Mark, date, sign and return your proxy card in the enclosed envelope

IN PERSON Attend the Annual meeting at the Company’s headquarters.

It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to mark, date and sign the enclosed proxy card and return it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States.

PURPOSE

To vote on four proposals:

1.	To elect eight directors, each to serve on the Company’s Board of Directors (the “Board”), until the next annual meeting of stockholders (tentatively scheduled for May 8, 2025), or until his or her successor is elected and qualified;
2.	To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending December 28, 2024;
3.	To conduct an advisory vote on the compensation of the Company’s named executive officers (“NEOs”);
4.	To approve the Company’s 2024 Incentive Plan; and

To conduct and transact such other business as may properly be brought before the Annual Meeting and any adjournment thereof.

RECORD DATE

Only stockholders of record at the close of business on March 14, 2024, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company’s corporate headquarters at 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

/s/ Christopher J. Miritello
Christopher J. Miritello Corporate Secretary March 28, 2024

MUELLER INDUSTRIES • 2024 PROXY STATEMENT	6

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PROXY SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION IN THIS PROXY STATEMENT. PLEASE REVIEW THE ENTIRE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K BEFORE VOTING YOUR SHARES.

— INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

We are providing you with these proxy materials in connection with the solicitation by the Board of Directors of Mueller Industries, Inc. (the “Company”) of proxies for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 8:00 A.M. Central time on Thursday, May 9, 2024, at our corporate headquarters located at 150 Schilling Boulevard, Collierville, Tennessee 38017.

Notice of the availability of this Proxy Statement, together with the Company’s Annual Report for the fiscal year ended December 30, 2023, is first being mailed to stockholders on or about March 28, 2024. Pursuant to rules adopted by the Securities and Exchange Commission, the Company is providing access to its proxy materials over the Internet at http://www.proxyvote.com.

When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder’s directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted for the nominees named herein and in accordance with the recommendations of the Company’s Board of Directors as set forth herein. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share (“Common Stock”), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

Record Date: March 14, 2024

MUELLER INDUSTRIES • 2024 PROXY STATEMENT	7

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— 2023 PERFORMANCE

— ANNUAL MEETING OF STOCKHOLDERS

Date and Time: Thursday, May 9, 2024 8:00 A.M., Central Time	Place: 150 Schilling Boulevard Collierville, Tennessee 38017	Record Date: March 14, 2024

— AGENDA AND VOTING MATTERS

We are asking you to vote on the following proposals at the Annual Meeting:

Proposal	Board Recommendation	Page Reference
Proposal 1 – Election of Directors	FOR each nominee	11
Proposal 2 – Approval of Auditor	FOR	21
Proposal 3 – Say-on-Pay	FOR	23
Proposal 4 – Approval of 2024 Incentive Plan	FOR	42

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— PROPOSAL 1: ELECTION OF DIRECTORS

The following table provides summary information about each director nominee. The Board of Directors believes that these nominees reflect an appropriate composition to effectively oversee the performance of management in the execution of the Company’s strategy, and as such, recommends a vote “for” each of the eight nominees listed below.

Name	Age	Director Since	Primary Occupation	Independence	Committee Memberships	Current Other Public Boards
Gregory L. Christopher Chairman and Chief Executive Officer	62	2010	Chief Executive Officer, Mueller Industries, Inc.	N	None	None
Elizabeth Donovan	71	2019	Retired, Chicago Board Options Exchange	Y	N*	None
William C. Drummond	70	2022	Principal, The Marston Group PLC	Y	A	None
Gary S. Gladstein	79	2000	Private Investor, Consultant	Y	C	None
Scott J. Goldman	71	2008	Chief Executive Officer, TextPower, Inc.	Y	C*, N	None
John B. Hansen	77	2014	Retired Executive Vice President, Mueller Industries, Inc.	Y	A*, N	None
Terry Hermanson Lead Independent Director since January 1, 2019	81	2003	Principal, Mr. Christmas Incorporated	Y	C	None
Charles P. Herzog, Jr.	66	2017	Co-Founder and Principal, Atadex LLC & Vypin LLC	Y	A	None

A = Audit Committee

C = Compensation and Personnel Development Committee

N = Nominating and Governance Committee

* = Chair

Director Experiences and Skills

— PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

We ask our stockholders to approve the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 30, 2023. Below is summary information about fees paid to EY for services provided in 2023 and 2022:

	2023	2022
Audit Fees	$3,504,288	$3,298,330
Audit-Related Fees	$71,234	$53,000
Tax Fees	$494,663	$617,000
All Other Fees	—	—
	$4,070,185	$3,968,330

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— PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF NEOs

We are seeking your advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement. Our executive officers are responsible for achieving long-term strategic goals, and as such, their compensation is weighted toward rewarding long-term value creation for stockholders. Beyond base salary and traditional benefits, we maintain an annual cash incentive compensation program that is driven by a pay-for-performance philosophy and based on ambitious performance targets both at the Company and business line levels. We also maintain a long-term equity incentive compensation program, the primary objective of which is to motivate and retain top talent —a particularly vital goal given the uniquely competitive industry in which we operate. Accordingly, we utilize a combination of extended time-vesting schedules and performance-based vesting criteria to encourage executives and associates alike to enjoy lengthy tenures at the Company, develop industry expertise and relationships, ensure sound transition and succession planning, and drive our long-term success.

Our emphasis on a pay for performance compensation model is best illustrated in the following charts, which show that in 2023, a substantial majority of our NEOs’ overall compensation —consisting of target long-term and short-term incentive compensation combined — is performance-based or “at risk.”

— PROPOSAL 4: APPROVAL OF THE COMPANY’S 2024 INCENTIVE PLAN

We are seeking your approval of the 2024 Incentive Plan (the “2024 Plan”), which is included with this Proxy Statement. If approved by our stockholders, the 2024 Incentive Plan will enable the Company to make future stock-based awards in furtherance of its broader compensation strategy as discussed more fully herein. Specifically, the Board of Directors believes that the 2024 Plan will play an integral role in attracting and retaining the high caliber employees who are essential to the Company’s success, and in motivating those individuals to enhance our growth and profitability. The Board of Directors also believes that stock ownership by employees provides performance incentives and fosters long-term commitments that benefit the Company and its stockholders.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Eight director nominees will be elected at the Annual Meeting, each to serve until the next annual meeting (tentatively scheduled for May 8, 2025), or until the election and qualification of their successors. At the recommendation of the Nominating and Governance Committee, the Board has nominated the following persons to serve as directors for the term beginning at the Annual Meeting: Gregory L. Christopher, Elizabeth Donovan, William C. Drummond, Gary S. Gladstein, Scott J. Goldman, John B.  Hansen, Terry Hermanson and Charles P. Herzog, Jr. (collectively, the “Nominees”).

Directors are elected by a plurality of the votes cast, which means that the individuals who receive the greatest number of votes cast “For” are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted “For” a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director’s favor.

The Board of Directors has adopted a majority vote policy in uncontested elections. An uncontested election means any stockholders meeting called for purposes of electing any director(s) in which (i) the number of director nominees for election is equal to the number of positions on the Board of Directors to be filled through the election to be conducted at such meeting, and/or (ii) proxies are being solicited for the election of directors solely by the Company.

The election of directors solicited by this Proxy Statement is an uncontested election. In the event that a nominee for election in an uncontested election receives a greater number of votes “Withheld” for his or her election than votes “For” such election, such nominee will tender an irrevocable resignation to the Nominating and Governance Committee, which will decide whether to accept or reject the resignation and submit such recommendation for prompt consideration by the Board of Directors no later than ninety (90) days following the uncontested election.

— SELECTING NOMINEES TO THE BOARD

The Nominating and Governance Committee considers, among other things, the following criteria in selecting and reviewing director nominees:

•	personal and professional integrity, and the highest ethical standards;
•	skills, business experience and industry knowledge useful to the oversight of the Company based on the perceived needs of the Company and the Board at any given time;
•	the ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings;
•	the interest, capacity and willingness to serve the long-term interests of the Company; and
•	the lack of any personal or professional relationships that would adversely affect a candidate’s ability to serve the best interests of the Company and its stockholders.

The Nominating and Governance Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors.

As reflected in its formal charter, the Nominating and Governance Committee considers the diversity of the Company’s Board and employees to be a tremendous asset. The Company is committed to maintaining a highly qualified and diverse Board, and as such, all candidates are considered regardless of their age, gender, race, color of skin, ethnic origin, political affiliation, religious preference, sexual orientation, country of origin, disability or any other category.

Through Charter amendments enacted in February 2023, the Nominating and Governance Committee reaffirmed its commitment to including, in each search, qualified candidates who reflect diverse backgrounds, including diversity of gender and race. Moreover, the Committee will consider all candidates irrespective of whether their backgrounds includes work in the corporate, academic, government or non-profit sectors. These efforts to promote diversity are assessed annually to assure that the Board contains a balanced and effective mix of individuals capable of advancing the Company’s long-term interests.

The Nominating and Governance Committee does not consider individuals nominated by stockholders for election to the Board. The Board believes that this is an appropriate policy because the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws (“Bylaws”) allow a qualifying stockholder to nominate an individual for election to the Board, said nomination of which can be brought directly before a meeting of stockholders. Procedures and deadlines for doing so are set forth in the Company’s Bylaws, the applicable provisions of which may be obtained, without charge, on the Company’s website or upon written request to the Secretary of the Company at the address set forth herein.

The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Bylaws. See “Stockholder Nominations for Board Membership and Other Proposals for 2024 Annual Meeting.”

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— DIRECTOR NOMINEE BIOGRAPHIES

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR EACH OF THE NOMINEES.

GREGORY L. CHRISTOPHER Chairman of the Board and Chief Executive Officer
Age 62 Director Since 2010	Mr. Christopher has served as Chairman of the Board of Directors since January 1, 2016. Mr. Christopher has served as Chief Executive Officer of the Company since October 30, 2008. Prior to that, he served as the Company’s Chief Operating Officer and President of the Standard Products Division.

ELIZABETH DONOVAN
Age 71 Director Since 2019

Ms. Donovan was an early member, and at the time, one of the few women on the Chicago Board Options Exchange. She subsequently became an independent broker representing major institutional options orders and has been retired from employment for more than five years.

Ms. Donovan was nominated to serve as a director of the Company because of her knowledge of market dynamics and institutional trading practices, knowledge acquired through her 18-year tenure as a fiduciary representative amidst an array of market conditions. She currently serves as Chairwoman of the Nominating and Governance Committee.

WILLIAM C. DRUMMOND
Age 70 Director Since 2022

Mr. Drummond, a Certified Public Accountant, has served as a Principal of The Marston Group PLC, a CPA and advisory firm, since 2013. Prior to that, he was a Partner at Ernst & Young LLP (“EY”).

Mr. Drummond was nominated to serve as a director of the Company because of his strength in the area of accounting, combined with his financial acumen, and his knowledge of and experience with tax and audit matters. He currently serves on the Audit Committee.

GARY S. GLADSTEIN
Age 79 Director Since 2000

Mr. Gladstein served as Chairman of the Board of Directors of the Company from 2013 to 2015, and was previously a director of the Company from 1990 to 1994. Mr. Gladstein is currently an independent investor and consultant. From the beginning of 2000 to August 31, 2004, Mr. Gladstein was a Senior Consultant at Soros Fund Management. He was a partner and Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. During the past five years, Mr. Gladstein also served as a director of Inversiones y Representaciones Sociedad Anónima, Darien Rowayton Bank and a number of private companies.

Mr. Gladstein was nominated to serve as a director of the Company because of his financial and accounting expertise, combined with his years of experience providing strategic advisory services to complex organizations. In addition, having been a member of the compensation, audit and other committees of public company boards, Mr. Gladstein is deeply familiar with corporate governance issues. He currently serves on the Compensation and Personnel Development Committee.

SCOTT J. GOLDMAN
Age 71 Director Since 2008

For 12 years, Mr. Goldman has served as Chief Executive Officer of TextPower, Inc., which provides software-integrated text messaging alerts to utilities, municipalities and courts. He holds multiple patents for cybersecurity-related authentication technologies and speaks, writes and educates executives about cybersecurity matters. He has assisted Fortune 1000 companies in licensing, developing, building and operating wireless technologies and systems around the world.

Mr. Goldman was nominated to serve as a director of the Company because of his extensive experience with cybersecurity, advanced technologies and global market strategies. He currently serves as Chairman of the Compensation and Personnel Development Committee, and is also a member of the Nominating and Governance Committee.

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JOHN B. HANSEN
Age 77 Director Since 2014

Prior to his retirement as an Executive Vice President of the Company in 2014, Mr. Hansen served the Company in a variety of roles, including President-Plumbing Business, President-Manufacturing Operations and Senior Vice President – Strategy and Industry Relations.

Mr. Hansen was nominated to serve as a director because of his extensive industry experience and deep knowledge of the Company, its full array of operations and the global markets it serves. He currently serves as Chairman of the Audit Committee, and is also a member of the Nominating and Governance Committee.

TERRY HERMANSON Lead Independent Director
Age 81 Director Since 2003

Mr. Hermanson has been the principal of Mr. Christmas Incorporated, a wholesale merchandising company, since 1978, and presently serves as its Chairman.

Mr. Hermanson was nominated to serve as a director of the Company because of his extensive experience in manufacturing, importing, sales, international business and strategic planning. In addition to serving as Lead Independent Director, Mr. Hermanson is also a member of the Compensation and Personnel Development Committee.

CHARLES P. HERZOG, JR.
Age 66 Director Since 2017

Since 2010, Mr. Herzog has been a principal at Atadex LLC, a firm he co-founded. He co-founded a second firm, Vypin LLC, in 2016. Atadex and Vypin provide advanced technological and data delivery solutions to support the transportation logistics industry.

Mr. Herzog was nominated to serve as a director of the Company based on his extensive knowledge of the transportation logistics industry, and the developing technologies that support it. He currently serves as a member of the Audit Committee.

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CORPORATE GOVERNANCE

— GOVERNANCE HIGHLIGHTS

Our Board of Directors’ commitment to sound governance practices is embodied in its Corporate Governance Guidelines, which are periodically reviewed in light of evolving trends, regulations and related disclosure requirements. These practices include the following:

Board Independence	• Seven of our eight director nominees are independent. • Our CEO is our only management director.
Board Composition	• All Board members are elected annually. • The Board annually evaluates its performance and the performance of its committees.
Board Committees	• We have three committees: Audit; Compensation and Personnel Development; and Nominating and Governance • All committees are composed entirely of independent directors.
Leadership Structure

•  Our Board has a Lead Independent Director who liaises between our CEO & Chairman and other directors.

•  Among other duties, our Lead Independent Director chairs executive sessions of our independent directors.

Environmental, Social & Governance (ESG) Oversight	• Our Nominating & Governance Committee oversees our ESG program, and delegates such responsibilities to other committees, subcommittees or the full Board of Directors as necessary.
Open Communication	• We encourage open communication and strong working relationships among the Lead Independent Director, Chairman and other directors • Our directors have direct access to management
Stock Ownership	• Our directors are subject to stock ownership requirements.

— DIRECTOR INDEPENDENCE

In order for a director to qualify as “independent,” our Board of Directors must affirmatively determine, consistent with NYSE rules, that the director has no material relationship with the Company that would impair the director’s independence. Our Board of Directors undertook its annual review of director independence in February 2024. In applying the NYSE standards for independence, and after considering all relevant facts and circumstances, the Board of Directors has affirmatively determined that all directors, with the exception of Mr. Christopher, are “independent.” In the course of the Board of Directors’ determination regarding the independence of each non-management director, the Board considered for:

•	Mr. Drummond, the fact that although he was previously a partner with EY, the Company’s independent auditing firm, he retired from EY in 2012, and the Company has received written confirmation from EY that (i) all independence issues related to his service on the Company’s Board of Directors have been resolved, (ii) Mr. Drummond would not be receiving any unfunded retirement benefits from EY, and (iii) all other non-pension related financial ties and firm amenities had been settled.
•	Mr. Hansen, the fact that while he was previously an executive officer of the Company (until his retirement on April 30, 2014), more than five years have lapsed since the termination of his employment relationship with the Company.

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— BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors and its committees meet regularly throughout the year, and may also hold special meetings and act by written consent from time to time. In 2023, the Board of Directors held four regularly scheduled meetings and one special meeting. During this time, our directors attended 100% of our Board of Directors meetings and meetings of the committees on which they served.

Three standing committees have been convened to assist the Board of Directors with various functions: the Audit Committee, the Compensation and Personnel Development Committee, and the Nominating and Governance Committee. Each committee operates pursuant to a formal charter that may be obtained, free of charge, at the Company’s website at www.muellerindustries.com, or by requesting a print copy from our Corporate Secretary at the address listed herein.

AUDIT COMMITTEE
Current Members: John B. Hansen (Chairman) William C. Drummond Charles P. Herzog, Jr. Meetings in 2023: 6

The Audit Committee assists the Board of Directors in fulfilling its oversight functions with respect to matters involving financial reporting, independent and internal audit processes, disclosure controls and procedures, internal controls over financial reporting, related-party transactions, employee complaints, cybersecurity and risk management. In particular, the Audit Committee is responsible for:

•  appointing, retaining, compensating and evaluating the Company’s independent auditors;

•  reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements, and accounting policies;

•  reviewing the effectiveness of the Company’s internal audit procedures and personnel;

•  reviewing, evaluating and assessing the Company’s risk management programs, including with respect to cybersecurity;

•  reviewing the Company’s policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments; and

•  making such other reports and recommendations to the Board of Directors as it deems appropriate.

The Board of Directors has determined that each Audit Committee member meets the standards for independence required by the New York Stock Exchange (the “NYSE”) and applicable SEC rules. Moreover, it has determined (i) that all members of the Audit Committee are financially literate; and (ii) that William C. Drummond possesses accounting and related financial management expertise within the meaning of the listing standards of the NYSE, and therefore is an audit committee financial expert within the meaning of applicable SEC rules. In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

COMPENSATION AND PERSONNEL DEVELOPMENT COMMITTEE
Current Members: Scott J. Goldman (Chairman) Gary S. Gladstein Terry Hermanson Meetings in 2023: 2

Previously known as the Compensation and Stock Option Committee, the Compensation and Personnel Development Committee was re-named in February 2023 to reflect its oversight responsibility with respect to various human capital related issues. Pursuant to its recently amended charter, the Committee is responsible for, among other things:

•  providing assistance to the Board of Directors in discharging the Board of Directors’ responsibilities related to executive and employee compensation and benefits; management organization; employee recruitment, engagement and retention; training and talent development; performance evaluation; succession planning; workplace culture; and employee health and safety; and

•  making such recommendations to the Board of Directors as it deems appropriate.

NOMINATING AND GOVERNANCE COMMITTEE
Current Members: Elizabeth Donovan (Chairwoman) Scott J. Goldman John B. Hansen Meetings in 2023: 3

The Nominating and Governance Committee is responsible for:

•  recommending director nominees to the Board of Directors;

•  recommending committee assignments and responsibilities to the Board of Directors;

•  overseeing the evaluation of the Board of Directors and management effectiveness;

•  developing and recommending to the Board of Directors corporate governance guidelines;

•  reviewing the Company’s implementation of procedures for identifying, assessing, monitoring, managing and reporting on the environmental, social and governance (ESG) risks and opportunities related to the Company’s business; and

•  delegating responsibilities to other Board Committees, subcommittees or the full Board as it deems appropriate, including with respect to ESG matters.

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— BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors is actively involved in oversight of risks that could affect the Company. These efforts can be summarized as follows:

— STANDARDS OF CONDUCT

The Board of Directors has adopted various policies, including a comprehensive set of Corporate Governance Guidelines, by which the Company is governed. These policies are designed to promote sound corporate governance and prudent stewardship of the Company, both by the Board of Directors and management.

Anti-Pledging Policy

The Corporate Governance Guidelines include amendments adopted in February 2020 that prohibit the future pledging of the Company’s common stock as security under any obligation by our directors and executive officers.

Insider Trading and Anti-Hedging Policy

The Company maintains a policy (which was recently updated in February 2023) that mandates compliance with insider trading laws and institutes safeguards to mitigate the risk of insider trading. Further, the Corporate Governance Guidelines prohibit any director, officer or employee of the Company from engaging in short sales, transactions in derivative securities (including put and call options), or other forms of hedging and monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts, that allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities.

Recovery Policy

In November 2023, the Board of Directors approved an enhanced policy for the recovery of erroneously awarded compensation (“Recovery Policy), which is published on the Company’s website and is intended to satisfy the requirements under applicable law and NYSE listing rules. The Recovery Policy provides that if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirements under the securities laws, the Company shall promptly take action to recoup from any current or former executive officer any incentive-

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based compensation received in excess of what would have been received based on the Company’s restated financial results, as determined by the Compensation and Personnel Development Committee. The Company’s right of recoupment pursuant to the Recovery Policy applies to all incentive-based compensation received during the three-year period preceding the earlier of (i) date on which the Company concludes (or reasonably should have concluded) that it is required to prepare an accounting restatement, or (ii) the date a legally authorized body directs the Company to prepare such restatement. Executive officers subject to the Recovery Policy include, the Company’s NEOs and controller, business unit presidents and vice presidents, and any other officers or members of management who perform policy-making functions. The Company may not indemnify any executive officer for the loss of any erroneously awarded incentive-compensation that is repaid, returned or recovered under the terms of the Recovery Policy. Compensation earned prior to October 2, 2023 remains subject to the Company’s previous recovery policy under its Corporate Governance Guidelines.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

Director Responsibilities

It is the duty of the Board of Directors to serve as prudent fiduciaries for stockholders and to oversee the management of the Company’s business. Accordingly, the Corporate Governance Guidelines include specifications for director qualification and responsibility, attendance, access to officers and employees, compensation, orientation, continuing education and self-evaluation.

The Company’s policy is that all members of the Board of Directors attend annual meetings of stockholders, except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance with the Chairman of the Board. All members of the Board of Directors attended the 2023 annual meeting of stockholders in person.

Where to Find Our Key Governance Policies: The Corporate Governance Guidelines and Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website at www.muellerindustries.com, or may be requested in print by any stockholder.

— COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, including the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating and Governance Committee, Mueller Industries, Inc., 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017. Communication(s) directed to the Chairman will be relayed to him, except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended director except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

— RELATED PARTY TRANSACTIONS

Related party transactions may present potential or actual conflicts of interest, and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. Management carefully reviews all proposed related party transactions (if any), other than routine banking transactions, to determine if the transaction is on terms comparable to those that could be obtained in an arms-length transaction with an unrelated third party. Management reports to the Audit Committee, and then to the Board of Directors on all proposed material related party transactions. Upon the presentation of a proposed related party transaction to the Audit Committee or the Board of Directors, the related party is excused from participation in discussion and voting on the matter.

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— CORPORATE SUSTAINABILITY

The Company assesses and manages environmental, social and governance (“ESG”) considerations that may be material to the long-term sustainability of our business. Pursuant to its charter, the Nominating and Governance Committee is responsible for reviewing and discussing with management the Company’s implementation of procedures for identifying, assessing, monitoring, managing and reporting on the ESG and sustainability risks and opportunities related to the Company’s business. In so doing, it may form subcommittees or delegate responsibility to other Board Committees or the full Board of Directors as it deems appropriate. Among other matters, we focus on such issues as workplace health and safety, environmental stewardship, business ethics and compliance, supply chain management and the development of human capital. We also focus outwardly on the communities in which we operate, including through a foundation that makes charitable contributions to various causes and organizations. ESG-related risks and opportunities are integral to our strategic decision-making. Such matters are addressed by senior management and subject to the oversight of the Nominating and Governance Committee and the full Board of Directors. The Company also prioritizes the enhanced reporting and disclosure of the ESG-related risks and opportunities relating to its business and associated metrics. Since 2021, the Company has published an annual Sustainability Report. The report is available on the Company’s website at www.muellerindustries.com/sustainability.

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2023 DIRECTOR COMPENSATION

— ELEMENTS OF DIRECTOR COMPENSATION

Our non-employee director compensation for 2023 was awarded in a combination of cash and equity, as shown below:*

Annual fee for the Lead Independent Director.	For serving as Lead Independent Director, Mr. Hermanson received an annual fee of $90,000.
Annual fee for other directors	All other non-employee directors received an annual fee of $80,000.
Meeting fees	• $3,000 per Audit Committee meeting attended • $1,500 per Compensation and Personnel Development Committee, or Nominating and Governance Committee meeting attended
Annual fees for Committee Chairs	• $25,000 for the Audit Committee Chair • $10,000 each for the chairs of the Compensation and Personnel Development and Nominating and Governance Committees
Annual equity award	• All non-employee directors were granted 3,000 shares of restricted stock on May 4, 2023 (adjusted to 6,000 shares following the two-for-one stock split that occurred on October 20, 2023).
*	In his capacity as Chairman of the Board of Directors, Mr. Christopher received neither a retainer nor any meeting fees.

In addition, each director received reimbursement for such director’s expenses incurred in connection with any such Board or Committee meeting, and each Committee fee was paid whether or not such committee meeting was held in conjunction with a Board of Directors meeting.

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— 2023 NON-EMPLOYEE DIRECTOR COMPENSATION

The table below summarizes the total compensation we paid to our non-employee directors for the fiscal year ended December 30, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	(1)	Cash Dividends ($)	Total ($)
Elizabeth Donovan	94,500	215,775		3,150	313,425
William C. Drummond	98,000	215,775		3,150	316,925
Gary S. Gladstein	83,000	215,775		3,150	301,925
Scott J. Goldman	97,500	215,775		3,150	316,425
John B. Hansen	127,500	215,775		3,150	346,425
Terry Hermanson	93,000	215,775		3,150	311,925
Charles P. Herzog, Jr.	100,500	215,775		3,150	319,425
(1)	Represents the aggregate grant date fair value of awards granted to our directors in 2023, determined under Financial Accounting Standards Board Accounting Standards Codification 718. For information on the valuation assumptions with respect to awards made, refer to Note 18 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 30, 2023. The amounts above reflect the Company’s aggregate expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

— STOCK OWNERSHIP POLICY FOR DIRECTORS

To further align the Company’s goal of aligning directors’ economic interests with those of stockholders, the Company has adopted stock ownership guidelines for its non-employee directors recommending that they hold equity interests of the Company (including vested and unvested interests, provided that with respect to options, only vested options that are exercisable within 60 days of the applicable measurement date will be counted) with a value equal to three times the annual cash director fee payable to each such director. All directors are expected to comply with the stock ownership guidelines within five years of being elected to the Board of Directors, and current directors should comply as soon as practicable. Director compliance with the stock ownership guidelines is monitored on an ongoing basis by the Company’s General Counsel.

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PROPOSAL 2:

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Ernst & Young LLP (“EY”) to audit and certify the Company’s financial statements for the fiscal year ended December 30, 2023, subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting. If the appointment of EY is not so ratified, the Audit Committee will reconsider its action and will appoint auditors for the 2024 fiscal year without further stockholder action. Notwithstanding, the Audit Committee may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. Representatives of EY are expected to attend the Annual Meeting to answer questions and make a statement if they so choose.

Fees for EY’s audit and other services for each of the two fiscal years ended December 30, 2023 and December 31, 2022 are set forth below:

	2023	2022
Audit Fees (professional services rendered for the audit of (i) the Company’s consolidated annual and interim/quarterly financial statements, and (ii) internal controls over financial reporting)	$3,504,288	$3,298,330
Audit-Related Fees (assurance and other services, including international accounting and reporting compliance)	$71,234	$53,000
Tax Fees (tax compliance, advice and planning)	$494,663	$617,000
All Other Fees	—	—
	$4,070,185	$3,968,330

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. Pre-approval is generally provided for up to one year, and any such pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required periodically to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the services provided by the independent auditors during fiscal years 2023 and 2022, respectively, under the categories Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees described above were pre-approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 1301. In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Public Company Accounting Oversight Board’s Rule 3526, and considered the compatibility of non-audit services provided by the independent auditors with the auditor’s independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 for filing with the SEC. The Audit Committee and the Board has re-appointed, subject to stockholder approval, Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 28, 2024.

The Audit Committee is governed by a formal charter which can be accessed from the Company’s website at www.muellerindustries.com, or may be requested in print by any stockholder. The members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards and Rule 10A-3 of the Exchange Act.

John B. Hansen, Chairman
William C. Drummond
Charles P. Herzog, Jr.

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, and irrespective of any general incorporation language in any such filing.

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PROPOSAL 3:

ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, stockholders are being asked to vote on an advisory, non-binding basis, on the compensation of the Company’s named executive officers. Specifically, the following resolution will be submitted for a stockholder vote at the Annual Meeting, the approval of which will require the affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2023 Summary Compensation Table included in the proxy statement for the 2024 Annual Meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section titled “Compensation Discussion and Analysis,” as well as the compensation tables and other narrative executive compensation disclosures thereafter.”

Although the stockholder vote is not binding on either the Board of Directors or the Company, the views of stockholders on these matters are valued and will be taken into account in addressing future compensation policies and decisions.

The Company’s Compensation and Personnel Development Committee is comprised of knowledgeable and experienced independent directors, who are committed to regular review and effective oversight of our compensation programs. The Company’s executive compensation program is grounded in a pay for performance philosophy, and accordingly, has been designed to motivate the Company’s key employees to achieve the Company’s strategic and financial goals, and to support the creation of long-term value for stockholders. Moreover, given the particularly competitive markets in which we operate and the nature of our business, a principal goal underlying the Company’s long-term incentive compensation program specifically is the long-term retention and motivation of critical executives and business leaders, to ensure that the Company will continue to benefit from an exceptionally strong leadership team that will be well positioned to develop sound transition and succession plans for its key executives as such needs arise in the future. The Company’s success depends upon their leadership, judgment and experience, and as such, our compensation program is designed to promote their enduring commitment to the Company. We encourage stockholders to read the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis (CD&A) and compensation tables, for a more detailed discussion of the Company’s compensation programs and policies, and how they are appropriate and effective in promoting growth, creating value, and retaining key members of our team.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

EXECUTIVE SUMMARY	24
DETERMINATION OF EXECUTIVE COMPENSATION	26
ELEMENTS OF COMPENSATION	26
COMPENSATION RISK MANAGEMENT	31

— EXECUTIVE SUMMARY

This Compensation Discussion and Analysis (“CD&A”) provides an overview of how our named executive officers were compensated in 2023, as well as how this compensation furthers our established compensation philosophy and objectives.

Our Named Executive Officers

The Company’s NEOs for fiscal year 2023 were:

Our Compensation Philosophy and Guiding Principles

We believe in a pay for performance philosophy, such that a material portion of a named executive officer’s compensation is dependent upon both the short-term and long-term strategic and financial performance of the Company, considered in light of general economic and specific Company, industry, and competitive conditions. For 2023, we continued to reward named executive officers in a manner consistent with this philosophy by setting annual incentive targets based on the Company’s achievement of certain levels of operating income. While also rooted in a pay for performance philosophy, our long-term equity incentive compensation program is focused primarily on promoting retention of key executives and business leaders. We believe that our long-term equity incentive compensation program serves as a valuable tool for recruitment and retention in our industry, where the competition for leadership talent is a foremost concern, as well as for ensuring sound and smooth succession and transition planning for our NEOs. Accordingly, we continued to grant equity awards, such that any long-term compensation opportunity will be directly tied to stock performance, and will only be received by key executives and business leaders who remain with and make long-term commitments to the Company’s success. The Compensation and Personnel Development Committee (hereinafter referred to as “the Committee” for purposes of this CD&A section) evaluates, on an annual basis, the overall structure and design of our program, and believes it has and continues to reflect the best balance of the Company’s priorities.

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Our Compensation Practices At a Glance

Our pay and equity programs are designed to align executives’ interests with those of our stockholders, and to motivate and retain critical leaders. Below is a snapshot of our compensation practices:

WHAT WE DO	WHAT WE DON’T DO
We maintain a fully independent Compensation and Personnel Development Committee.	We do not provide for single trigger severance upon a change in control.
A higher percentage of our executives’ compensation is variable rather than fixed.	We do not permit gross-up payments to cover excise taxes.
We utilize varying performance metrics under our short-term and long-term incentive plans.	We do not permit the pledging or hedging of our common stock.
Our annual incentive program is based on earnings performance and capped for maximum payouts.	We do not support compensation programs or policies that reward material or excessive risk taking.
Our equity awards include extended vesting schedules and performance-based criteria.	We do not maintain any supplemental executive retirement plans.
We have a recovery policy applicable to all senior employees, including all NEOs, our controller, all president and vice president level personnel, and any other employees involved in policymaking functions.

2023 Say-on-Pay Vote and Stockholder Engagement

At our 2023 Annual Meeting, we held our annual non-binding stockholder advisory vote on executive compensation. Approximately 83% of our shares voted (excluding abstentions and broker non-votes) were in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting.

We were gratified by the level of stockholder support received in 2023 for our non-binding stockholder advisory vote on executive compensation, and believe it reflected our continued efforts to engage with stockholders on executive compensation matters.

As in prior years, the Committee will consider the outcome of this year’s stockholder advisory vote on executive compensation as it makes future compensation decisions.

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— DETERMINATION OF EXECUTIVE COMPENSATION

Guided by the philosophy and design outlined above, the Committee determines the compensation of our Chief Executive Officer. In turn, our Chief Executive Officer makes recommendations to the Committee regarding all components of our other NEOs’ compensation, including base salary, annual cash incentive compensation, and long-term equity incentive compensation. The Committee considers and acts upon those recommendations in setting the compensation of our other NEOs.

In determining compensation, we generally do not rely upon hierarchical or seniority-based levels or guidelines, nor did the Committee formally benchmark executive compensation (or any component thereof) against any particular peer group. Instead, we utilize a more flexible approach that allows us to adapt components and levels of compensation to motivate and reward individual executives within the context of our broader strategic and financial goals. This requires that we consider subjective factors including, but not limited to the following:

•	The nature of the executive’s position;
•	The performance record of the executive, combined with the value of the executive’s skills and capabilities in supporting the long-term performance of the Company;
•	The Company’s overall operational and financial performance; and
•	Whether each executive’s total compensation potential and structure is sufficient to ensure the retention of the executive officer when considering the compensation potential that may be available elsewhere.

In making compensation decisions, the Committee relies on the members’ general knowledge of our industry, supplemented by advice from our Chief Executive Officer based on his knowledge of our industry and the markets in which we participate. From time to time, we conduct informal analyses of compensation practices and our Compensation and Personnel Development Committee may review broad-based third-party surveys to obtain a general understanding of current compensation practices.

The Committee has chosen incentive operating income targets as the metric to measure performance for each NEO. Our NEOs’ compensation is based upon their oversight of and responsibility for the entire Company. As such, it is reflective of the scope and breadth of their management responsibility, and the performance of the Company on a consolidated basis.

— ELEMENTS OF COMPENSATION

As outlined below, our compensation program for our NEOs is comprised of three primary elements: (i) base salary and traditional benefits, (ii) annual incentive compensation, and (iii) long-term equity incentive compensation. Each element plays an integral role in our overall compensation strategy. Moreover, the Committee has approved certain executive perquisites and post-employment change-in-control compensation to our NEOs for purposes of motivating them and retaining their services.

Element of Compensation	Purpose/Description	Form/Timing of Payment
Base Salary and traditional benefits	To provide a base level of compensation for services performed, to encourage the continued service of our executive officers and to attract additional talented executive officers when necessary	Cash / throughout the fiscal year
Annual Incentive Compensation	To attract, motivate and reward executives to achieve and surpass key performance target goals	Cash / typically in February based upon the prior fiscal year’s performance
Long-Term Equity Incentive Compensation	To attract, motivate and reward executives to increase stockholder value, and encourage them to make long-term commitments to serve the Company	Restricted stock units with performance and time vesting criterion / following the release of second quarter earnings

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Pay-for-Performance and At-Risk Compensation

Base Salary and Traditional Benefits

Base salaries paid to our NEOs are set forth in the “Summary Compensation Table for 2023.” Base salary adjustments are determined by making reasoned subjective determinations about current economic conditions such as general wage inflation as well as the executive’s qualifications, experience, responsibilities, and past performance. In addition to base salaries, we provide traditional benefits such as group health, disability, and life insurance benefits, as well as matching contributions to our 401(k) plan.

Annual Incentive Compensation

Each of our NEOs received annual incentive compensation for 2023 based upon the actual performance of the Company relative to the performance targets (as described below), which were established by the Committee on February 2, 2023. The table below shows the target annual incentive award for each of our NEOs.

For 2023, the amount of incentive compensation payable to each of our named executive officers was calculated as follows:

INCENTIVE GRADE LEVEL FACTOR

Set forth below are the incentive grade level factors for each of our NEOs:

NEO	Multiple of Base Salary
Mr. Christopher	125%
Mr. Martin	90%
Mr. Sigloch	90%
Mr. Miritello	90%

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PERFORMANCE FACTOR

Set forth below are the corresponding payout percentages tied to various levels of achievement above or below pre-approved primary operating income performance targets. To promote alignment between pay and performance, incentive compensation amounts are not paid to NEOs when the achievement level of the operating income performance target is less than 73%.

Performance to Target(1)	Payout Percentage
73%	50%
86%	75%
100%	100%
109%	250%
118%	300%
127%	350%
136%	400%

(1)	Performance to target percentages have been rounded to the nearest whole percent for purposes of this table.

The performance factor applicable to each of the NEOs was determined based on the achievement level of the consolidated Company incentive operating income target, as shown in the following table:

Name	Incentive Operating Income Performance Criteria(1)	Incentive Operating Income Performance Target(2)	Weighting	Performance	2023 Achievement Level Over Primary Target	2023 Performance Factor
Gregory L. Christopher	Consolidated Company	$550 million	100%	$764 million	139%	400%
Jeffrey A. Martin	Consolidated Company	$550 million	100%	$764 million	139%	400%
Steffen Sigloch	Consolidated Company	$550 million	100%	$764 million	139%	400%
Christopher J. Miritello	Consolidated Company	$550 million	100%	$764 million	139%	400%

(1)	Incentive operating income is the performance criteria metric used for all bonus plans. Incentive operating income includes adjustments to operating income as presented in the Company’s audited financial statements for purposes of defining the performance criteria, such as: (i) certain standard adjustments made annually, including expenses associated with phantom shares granted to personnel in our European businesses and FIFO variances; and (ii) certain adjustments made when applicable, including impairment charges, certain gains or losses on the sale of assets, certain gains stemming from claim recoveries, consolidation related expenses and purchase accounting adjustments.
(2)	The performance targets applicable to our NEOs were established by the Committee on February 2, 2023, and continue the Company’s longstanding approach of establishing ambitious performance goals that would motivate and incentivize our NEOs to deliver value to our stockholders throughout the Company’s fiscal year.

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2023 NEO ANNUAL INCENTIVE CALCULATIONS

As a result of 2023 performance, the annual incentive payments for the NEOs were calculated as follows:

(1)	The target award is determined by multiplying the NEO’s base earnings by the applicable incentive grade level factor.

Long-Term Equity Incentive Compensation Program

OVERVIEW

Our long-term equity-based incentive compensation program serves three goals:

1.	Aligning our NEOs’ financial interests with the interests of our stockholders;
2.	Retaining the services of talented and seasoned executives, motivating them to make deep, long-term commitments to the Company, and ensuring sound and smooth succession and transition planning for the Company and our NEOs; and
3.	Rewarding our NEOs for advancing our long-term financial success and increasing stockholder value.

The Committee has made the retention of executives and key employees a particular focus of the long-term equity incentive compensation program in recent years.

The Committee has decided that the best way to meet the objectives of our long-term incentive program is to award a combination of performance-based restricted stock and time-based restricted stock, allocated as shown below. In 2023, to reaffirm the alignment of pay and performance, the Committee chose to award only performance-based restricted stock to our NEOs, which, provided performance criteria are met, will cliff vest after a period of three years for Messrs. Christopher, Martin and Sigloch, and five years for Mr. Miritello.

The Committee believes that the extended and cliff vesting schedules and performance criteria described below will motivate our NEOs and key employees to remain with the Company and make long-term contributions to stockholder value generation.

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VESTING SCHEDULE FOR PERFORMANCE-BASED RESTRICTED STOCK

To foster executive retention, 100% of the regular annual equity awards given to NEOs in 2023, all of which are performance-based, will cliff vest after a period of three years (or five years for Mr. Miritello). The Committee elected to use a long-term vesting schedule to promote executive retention in our competitive industry and to incentivize performance. However, given the importance of long-term equity incentive awards in our compensation program, the Committee provided for accelerated vesting in the event of death, disability or a change in control (as explained in more detail in the “2023 Grant of Plan Based Awards Table”). The Committee believes that accelerated vesting would be appropriate in those circumstances to encourage our executives to focus on the potential benefits of a change in control transaction for our stockholders without harboring concerns for their financial security.

(1)	Mr. Miritello’s 2023 performance-based restricted stock award has a five-year vesting term and is therefore scheduled to vest on July 30, 2028.

PERFORMANCE CRITERIA FOR PERFORMANCE-BASED RESTRICTED STOCK

Of the annual equity awards granted to our NEOs in 2023, 100% are performance-based, and vesting is contingent upon the Company’s performance as measured by an adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) metric. This single metric was utilized in 2023 to prioritize management’s enhanced attention to earnings and cash flow. Specifically, utilizing this metric ensures that annual performance-based awards to these NEOs will only vest based upon the achievement of specified earnings growth targets over a three-year performance period, which for the 2023 grants, was January 1, 2023 to December 27, 2025. For this purpose, the adjusted EBITDA metric means the total adjusted EBITDA achieved by the Company during the three-year performance period, as compared with a cumulative adjusted EBITDA target of $1.25 billion.

The degree to which the annual equity awards granted to our NEOs vest is contingent upon the Company’s actual performance as compared with the adjusted EBITDA target. The table below illustrates the applicable achievement levels and corresponding vesting percentages based upon the adjusted EBITDA metric. If the achievement percentage is less than 80%, the vesting percentage is 0%. Moreover, if the achievement percentage is between the specified levels, the vesting percentage is determined by linear interpolation.

ADJUSTED EBITDA METRIC

Achievement Percentage	Vesting Percentage
80%	50%
110%	200%

To be clear, the adjusted EBITDA target established for our annual equity grants is just one of a number of different, yet complementary performance metrics utilized by the Company in its efforts to design an overall compensation program that is appropriately balanced and furthers its underlying aims. For example, the Company’s performance-based compensation program also incorporates the ambitious short and long-term operating targets that underlie the Company’s annual cash incentive compensation program and reflect the Company’s long-term aspirations for strategic growth.

The Company has traditionally maintained, and will continue to maintain lofty expectations and goals with respect to stockholder value creation. Nevertheless, given the primary retention aim of the long-term equity incentive compensation program, the Committee has concluded that the performance-based criterion for the equity awards granted to our NEOs are appropriate in the context of our well-balanced overall executive compensation program.

TIMING OF LONG-TERM EQUITY AWARD GRANTS

Long-term equity incentive awards to our Chief Executive Officer and other NEOs are traditionally granted annually, and are based on the determinations of the Committee. Our Chief Executive Officer makes recommendations to the Committee regarding awards for other NEOs and members of the management team. In 2023, the NEOs received their annual grants in October following the effective date of the two-for-one stock split approved by the Board of Directors.

In granting long-term equity awards to our NEOs, the Committee applied no set formula for allocating awards, and instead made reasoned, subjective determinations based upon their performance, the importance of retaining their services, and their role in helping us achieve our long-term goals. In 2023, we awarded annual grants to our NEOs reserving an aggregate of 422,000 shares (assuming the maximum performance threshold is met).

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Perquisites

We offer perquisites to our NEOs, which we view as an added element of our executive compensation program designed not only to attract, retain and reward our NEOs, but also to facilitate the performance of their duties on behalf of the Company. The perquisites we provided to our NEOs in fiscal year 2023 are set forth in the “Summary Compensation Table for 2023”, and included, among others, estate and tax planning, personal use of our Company airplane, and reimbursement of the income tax liabilities associated with certain perquisites. Estate and tax planning is provided to certain NEOs to complement our various compensation elements for the purpose of ensuring the NEOs understand the complexity of the long-term equity incentives and are thereby able to maximize the value of such benefits. We maintain a Company-owned airplane primarily to provide efficient transportation for executives, employees and customers to our geographically dispersed operations. From time to time, when our plane is not being used for business purposes, we allow our Chief Executive Officer to use the plane for personal travel. We have also provided executive physicals as a risk management tool and to ensure our NEOs are mindful of their personal health. Certain club memberships are provided, and serve the primary aim of facilitating networking with business clients.

— COMPENSATION RISK MANAGEMENT

In connection with its continued appraisal of our compensation program, management, with oversight from the Committee, reviews our compensation policies and practices, and the overall compensation program with respect to our risk management practices and any potential risk-taking incentives. This assessment includes a review of the primary elements of our compensation in light of potential risks:

COMPENSATION PROGRAM RISK CONSIDERATIONS

Pay Mix

•  Compensation program includes an appropriately balanced mix of short and long-term incentives, which mitigates the risk of undue focus on short-term targets while rewarding performance in areas that are key to our long-term success

•  Base salaries are set at competitive levels to promote stability and give executives an element of compensation that is not at risk.

Performance Metrics and Goals

•  Distinct performance metrics are used in both our short-term and long-term incentive plans.

•  Our annual incentive compensation program includes a payout scale (and cap) reflective of a pay for performance philosophy.

Long-term Incentives	• Our long-term equity incentive program is designed to retain key executives and business leaders and to align their interests with those of our stockholders.

As previously detailed (see page 16), the Company has adopted a series of policies, including bans on pledging and hedging, and a Recovery Policy, to further mitigate risk taking behaviors. Beyond our Company Recovery Policy, which applies to all President and Vice President-level executives, our Chief Executive Officer and Chief Financial Officer are subject to clawback provisions under the Sarbanes Oxley Act of 2002. For these reasons, we believe that our compensation policies and practices are not likely to have a material adverse effect on the Company.

Tax Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain executive officers, subject historically to an exception for qualifying “performance-based compensation.” The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) of the Code and, among other things, eliminated the performance-based exception to the $1,000,000 deduction limit and expanded the scope of the executive officers who are subject to Section 162(m) of the Code.

To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the company, we consider the impact of Section 162(m) of the Code when determining executive compensation, but we do not limit our actions with respect to executive compensation to preserve deductibility under Section 162(m) of the Code if we determine that doing so is in the best interests of the Company and its stockholders.

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COMPENSATION AND PERSONNEL DEVELOPMENT COMMITTEE REPORT

The Compensation and Personnel Development Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation and Personnel Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Scott J. Goldman, Chairman

Gary S. Gladstein

Terry Hermanson

— COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2023, Messrs. Gladstein, Goldman, and Hermanson served on the Compensation and Personnel Development Committee. No member of the Committee was, during fiscal year 2023, an officer or employee of the Company or was formerly an officer of the Company. In addition, no member of the Committee, during fiscal year 2023, had any relationship requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of the Company’s directors served as an executive officer at any time during fiscal year 2023.

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EXECUTIVE COMPENSATION TABLES

— SUMMARY COMPENSATION TABLE FOR 2023

The following table shows compensation of our principal executive officer, our principal financial officer, and other named executive officers for the 2023, 2022, and 2021 fiscal years, as applicable.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Gregory L. Christopher Chief Executive Officer & Chairman	2023	1,450,000	(2)	—	10,161,450	7,250,000	602,933	(3)	19,464,383
	2022	1,450,000		—	25,825,500	7,250,000	468,579		34,994,079
	2021	1,376,923		1,450,000	3,259,125	4,302,885	452,834		10,841,767
Jeffrey A. Martin EVP, Chief Financial Officer & Treasurer	2023	434,808	(2)	—	2,709,720	1,565,307	130,052	(4)	4,839,887
	2022	425,000		—	3,244,560	1,530,000	149,207		5,348,767
	2021	425,000		450,000	999,465	956,250	155,458		2,986,173
Steffen Sigloch Chief Manufacturing Officer	2023	367,527	(2)	—	2,107,560	1,323,097	143,328	(5)	3,941,512
	2022	365,000		—	2,974,180	1,314,000	181,918		4,835,098
	2021	365,000		350,000	956,010	804,825	200,848		2,676,683
Christopher J. Miritello EVP, General Counsel & Secretary	2023	359,266	(2)	—	903,240	1,293,358	42,360	(6)	2,598,224
	2022	356,796		—	1,013,925	1,266,061	37,434		2,674,216
	2021	337,615		350,000	304,185	759,634	34,110		1,785,544

(1)	This column represents the aggregate grant date fair value of awards granted to our NEOs and assuming, for purposes of any awards subject to performance-based vesting criteria, the probable outcome of the performance conditions. For information on the valuation assumptions with respect to these awards, refer to Note 18 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 30, 2023. The amounts above reflect the Company’s aggregate expense for these awards and do not necessarily correspond to the actual value the named executive officers will recognize.
(2)	Effective September 24, 2023, Mr. Martin’s base salary was increased by 10%, and each of Messrs. Sigloch’s and Miritello’s base salaries was increased by 3% each. The increases were awarded on account of the NEOs’ continued contributions to the Company, leadership and seniority, and in the case of Mr. Martin’s larger percentage increase, the longer length of time since his last base salary increase. Mr. Christopher’s base salary remained unchanged in 2023.
(3)	Mr. Christopher’s other compensation includes $464,360 in dividends on restricted stock that vested in 2023. Other compensation also includes $18,315 in premiums on a life insurance policy maintained on his behalf; a $30,002 reimbursement of the income tax liabilities associated with certain perquisites; $40,748 in club memberships; $4,488 in personal tax and estate planning; $6,582 in travel expenses for Company-sponsored events; and a $13,200 matching contribution to the Company’s 401(k) plan. In addition, Mr. Christopher’s other compensation includes the incremental cost of $25,238 incurred by the Company in connection with Mr. Christopher’s personal use of the Company aircraft, calculated based on the cost of fuel, crew travel, trip-related maintenance and other similar variable costs. Fixed costs, which do not change based on usage, are excluded as the Company’s aircraft is used predominantly for business purposes.
(4)	Mr. Martin’s other compensation includes $107,888 in dividends on restricted stock that vested in 2023. Other compensation also includes $8,964 in club memberships; and a $13,200 matching contribution to the Company’s 401(k) plan.
(5)	Mr. Sigloch’s other compensation includes $130,128 in dividends on restricted stock that vested in 2023. Other compensation also includes a $13,200 matching contribution to the Company’s 401(k) plan.
(6)	Mr. Miritello’s other compensation includes $29,160 in dividends on restricted stock that vested in 2023. Other compensation also includes a $13,200 matching contribution to the Company’s 401(k) plan.

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— 2023 GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers for the fiscal year ended December 30, 2023. All awards were granted to our NEOs in October 2023, following the effective date of the two-for-one stock split approved by our Board of Directors.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gregory L. Christopher	—	725,000	1,812,500	7,250,000	—	—	—	—	—
	10/26/2023	—	—	—	67,500	135,000	270,000	—	10,161,450
Jeffrey A. Martin	—	156,531	391,327	1,565,307	—	—	—	—	—
	10/26/2023	—	—	—	18,000	36,000	72,000	—	2,709,720
Steffen Sigloch	—	132,310	330,774	1,323,097	—	—	—	—	—
	10/26/2023	—	—	—	14,000	28,000	56,000	—	2,107,560
Christopher J. Miritello	—	129,336	323,339	1,293,358	—	—	—	—	—
	10/26/2023	—	—	—	6,000	12,000	24,000	—	903,240

(1)	Represents annual cash incentive awards that could have been earned based on performance in 2023. These columns show awards that were possible at the threshold, target and maximum levels of performance for each NEO in 2023, determined by multiplying each NEO’s actual base salary paid during 2023, by the NEO’s incentive grade level factor, and then by a performance factor of 40% for the threshold level (for 80% achievement of the applicable performance criteria), 100% for the target level (for 100% achievement of the applicable performance criteria), and capped at 400%.
(2)	The vesting of shares of performance-based restricted stock granted to our NEOs on October 26, 2023 is conditioned upon the Company’s actual performance as compared with an adjusted EBITDA performance metric over a three-year reference period (January 1, 2023 to December 27, 2025). If 80% of the adjusted EBITDA target is met, the threshold number of shares are eligible for vesting on the Vesting Date (July 30, 2025 for Messrs. Christopher, Martin and Sigloch, and July 30, 2028 for Mr. Miritello). If 110% of the adjusted EBITDA target is met, the maximum number of shares are eligible for vesting on the Vesting Date. For more information on the performance-based criteria, please see the section entitled “Performance Criteria for Performance-Based Restricted Stock.”

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Employment Agreement with Mr. Christopher

On March 15, 2018, we entered into an indefinite term employment agreement (the “Employment Agreement”) with Mr. Christopher, pursuant to which he will continue to serve as the Company’s Chief Executive Officer, reporting directly to the Board. The Employment Agreement replaced Mr. Christopher’s prior employment agreement and, in so doing, eliminated the “single-trigger” severance to which Mr. Christopher would have been entitled upon the occurrence of a change in control of the Company.

The Employment Agreement provides that Mr. Christopher will receive a base salary of not less than $1,100,000 per year and will be eligible to receive an annual bonus award. For each fiscal year, Mr. Christopher’s target annual bonus will be 125% of his base salary upon achievement of target performance levels, and he will be eligible for a maximum annual bonus of 250% of base salary when performance equals or exceeds 125% of the applicable performance objectives. The actual annual bonus payable to Mr. Christopher will be based upon the actual level of achievement of annual Company and individual performance objectives for the applicable year, as determined by the Committee. In addition, during the term of Mr. Christopher’s employment, the Company will maintain a term life insurance policy for him with a face value of at least $5 million, and Mr. Christopher will have the right to name the beneficiary of such term life insurance policy.

In the event that Mr. Christopher’s employment is terminated for any reason (other than by the Company for “cause” (as defined in the Employment Agreement)), he will, subject to his execution of a general release in favor of the Company and his continued compliance with certain restrictive covenants (the “Conditions”), be entitled to receive the following: (i) any accrued but unpaid compensation and benefits; (ii) any unpaid annual bonus with respect to the previously completed fiscal year; (iii) subject to achievement of the applicable performance objectives for the fiscal year in which the termination occurs, payment of a prorated annual bonus for such fiscal year; and (iv) continued medical, dental and hospitalization coverage (or payment in lieu of coverage if coverage is not permitted by applicable law or the terms of the applicable plan) for Mr. Christopher, his spouse and covered dependents until the latest of Mr. Christopher’s 70th birthday, his spouse’s 70th birthday, and the 3rd anniversary of such termination.

Additionally, if Mr. Christopher’s employment is terminated by the Company without “cause” or by Mr. Christopher for “good reason” (as defined in the Employment Agreement), and there has not been a “change in control” (as defined in the Employment Agreement) in the past 24 months, Mr. Christopher will, subject to the Conditions, be entitled to (i) continued payment of his base salary

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for 36 months; and (ii) an amount equal to 3 times Mr. Christopher’s target annual bonus in respect of the fiscal year in which such termination occurs (or prior fiscal year, if greater), such amount to be paid in equal installments over the 3-year period following such termination at the same time such amounts would otherwise have been paid had no termination occurred. If Mr. Christopher’s employment is terminated by the Company without “cause” or by Mr. Christopher for “good reason” within 24 months of a “change in control,” Mr. Christopher will, subject to the Conditions, be entitled to (i) payment of his base salary for 36 months in a lump sum on the first regularly-scheduled payroll date following the 60th day following such termination; and (ii) an amount equal to 3 times Mr. Christopher’s target annual bonus in respect of the fiscal year in which such termination occurs (or prior fiscal year, if greater), paid in a lump sum on the first regularly-scheduled payroll date following the 60th day following such termination. The Employment Agreement does not provide for any “single-trigger” severance payments or benefits.

The Employment Agreement does not provide any gross-up or tax assistance on the severance benefits. Instead, the Employment Agreement contains a “modified cutback” provision, which would act to reduce the benefits payable to Mr. Christopher to the extent necessary to avoid a “golden parachute excise tax,” but only if such reduction would result in Mr. Christopher retaining a larger after-tax amount.

Mr. Christopher is subject to certain restrictive covenants during the term of his employment and thereafter, including customary non-compete restrictions that apply for one year post-termination and customary non-solicitation restrictions with respect to current and prospective employees that apply for one year post-termination. In addition, during the term of his employment and for one year thereafter, Mr. Christopher is prohibited from contacting any customer or prospective customer of the Company, or any representative of the same, for the purpose of providing any service or product competitive with any service or product sold or provided by the Company.

Change in Control Agreements with Messrs. Martin, Sigloch and Miritello

On July 26, 2016, the Company entered into change in control agreements with certain key members of the management team, including Messrs. Martin and Sigloch. The Company entered into a substantially similar change in control agreement with Mr. Miritello on January 3, 2017. Pursuant to those agreements, if, upon or within two years following a “change in control”, the executive’s employment is terminated by the Company without “cause” (other than on account of death or Disability), or by the executive for “good reason”, subject to execution of a general release of claims, the executive will be entitled to: (i) an amount equal to two times the executive’s base salary (as in effect immediately prior to the change in control or, if greater, the date of such termination); and (ii) an amount equal to two times the average annual bonus paid to the executive (including, for this purpose only, any amounts deferred) in respect of the three calendar years immediately preceding the calendar year in which the change in control occurs (or the three calendar years immediately preceding the calendar year of such termination, if greater). On February 22, 2022, the Company entered into amended change in control agreements with Messrs. Martin and Miritello, pursuant to which, if, upon or within three years following a “change in control”, the executive’s employment is terminated by the Company without “cause” (other than on account of death or Disability), or by the executive for “good reason”, subject to execution of a general release of claims, each executive is entitled to three times the executive’s base salary and three times the executive’s average annual bonus, as outlined in the foregoing. The terms “change in control” and “cause” are defined in the 2014 Incentive Plan and the term “good reason” is defined in each executive’s change in control agreement, as amended. The Company entered into a substantially similar amended change in control agreement with Mr. Sigloch on July 18, 2022. The agreements also provide that for two years following termination under the circumstances described above, each of Messrs. Martin, Sigloch and Miritello will receive (subject to the executive’s election of COBRA continuation coverage under the Company’s group health plan) continued coverage under the Company’s group health plan at the Company’s cost (or at the direction of the Company, reimbursement for COBRA premiums) for two years following such termination.

Further, the amended agreements with Messrs. Martin and Miritello provide that if either executive is terminated without “cause,” notwithstanding the non-occurrence of a “change in control,” he is entitled to (i) an amount equal to two times the executive’s base salary (as in effect immediately prior to the date of such termination); and (ii) an amount equal to two times the average annual bonus paid to the executive (including, for this purpose only, any amounts deferred) in respect of the three calendar years immediately preceding the calendar year in which such termination occurs.

2019 and 2014 Incentive Plans

In 2023, we maintained the 2019 Incentive Plan (the “2019 Plan”) and 2014 Incentive Plan (the “2014 Plan” and together with the 2019 Plan, the “Plans”), which were approved by our stockholders at our Annual Meetings held in May 2019 and May 2014 respectively. The Committee administers the Plans and is authorized to, among other things, designate participants, grant awards, including cash-based awards that historically were intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the Plans and award agreements issued pursuant thereto. The 2014 Plan reserved 1,500,000 shares of our Common Stock for issuance, subject to adjustment in the event of any change in the outstanding Common Stock or the capital structure of the Company or any other similar corporate transaction or event. The 2019 Plan reserved 2,000,000 shares of our Common Stock for issuance, subject to adjustments under similar circumstances. The reserved by unissued shares under both the 2014 and 2019 Plans were adjusted in light of the two-for-one stock split approved by our Board of Directors, which occurred on October 20, 2023. No additional awards will be issued under the 2014 Plan prior to its expiration on April 30, 2024.

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— OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

The following table sets forth summary information regarding the outstanding equity awards held by our named executive officers as of December 30, 2023. All outstanding equity awards granted prior to October 20, 2023 have been adjusted to reflect the two-for-one stock split that occurred on that date.

			Option Awards(1)				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Gregory Christopher	07/25/2019	(5)	—	—	—	—	56,000	2,640,400	132,000	6,223,800
	08/07/2020	(5)	—	—	—	—	63,000	2,970,450	—	—
	08/02/2021		—	—	—	—	—	—	300,000	14,145,000
	08/08/2022		—	—	—	—	—	—	300,000	14,145,000
	11/09/2022	(6)	—	—	—	—	—	—	500,000	23,575,000
	10/26/2023						—	—	270,000	12,730,500
Jeffrey Martin	08/08/2019	(7)	—	—	—	—	9,600	452,640	12,000	565,800
	08/07/2020	(9)	—	—	—	—	21,000	990,150	—	—
	08/02/2021		—	—	—	—	—	—	92,000	4,337,800
	08/08/2022		—	—	—	—	—	—	96,000	4,526,400
	10/26/2023		—	—	—	—	—	—	72,000	3,394,800
Steffen Sigloch	08/08/2019	(7)	—	—	—	—	10,400	490,360	20,000	943,000
	08/07/2020	(10)	—	—	—	—	24,000	1,131,600	—	—
	08/02/2021		—	—	—	—	—	—	88,000	4,149,200
	08/08/2022		—	—	—	—	—	—	88,000	4,149,200
	10/26/2023		—	—	—	—	—	—	56,000	2,640,400
Christopher J. Miritello	09/14/2015		15,330	—	$12.29	09/14/2025	—	—	—	—
	08/08/2019	(8)	—	—	—	—	5,000	235,750	5,000	235,750
	08/07/2020	(10)	—	—	—	—	8,000	377,200	—	—
	08/02/2021		—	—	—	—	—	—	28,000	1,320,200
	08/08/2022		—	—	—	—	—	—	30,000	1,414,500
	10/26/2023		—	—	—	—	—	—	24,000	1,131,600

(1)	The options granted to Mr. Miritello in 2015 are fully vested. All outstanding vested options are exercisable until they expire on the tenth anniversary of the grant date, subject to earlier cancellation. All outstanding options were adjusted (i) in March 2017 due to payment of a special dividend, and (ii) subsequently adjusted in October 2023 in connection with the two-for-one stock split approved by our Board of Directors. The amount of outstanding options and the exercise prices shown in the above table are post-adjustments.
(2)	The vesting of shares of performance-based restricted stock granted to all NEOs in 2019 is conditioned upon the Company’s achievement of a 3.5% compounded annual growth rate in total stockholder return or diluted earnings per share over a defined reference period, and subject to earlier vesting in connection with a change in control or a termination of employment due to death, disability or a qualifying retirement (subject, in the case of a qualifying retirement, to achievement of the performance criteria, measured through the last day of the fiscal year preceding the year in which such qualifying retirement occurs). For the performance-based restricted stock granted to these executives on August 8, 2019 (or in the case of Mr. Christopher, July 25, 2019), the vesting date was February 28, 2024, and the reference period was December 30, 2018, to the last day of the 2023 fiscal year.
(3)	The vesting of shares of performance-based restricted stock granted to our NEOs in 2021 is conditioned upon the Company’s actual performance as compared with certain adjusted EBITDA and average ROIC targets, each weighted on a 50%-50% basis, over a three-year reference period. For these grants, the vesting date, subject to achievement of the performance condition, is July 30, 2024, and the reference period is from December 27, 2020 to December 30, 2023. To the extent the Company’s actual performance during the applicable reference periods exceeds the performance condition, our NEOs are eligible to receive a maximum award of up to 200% of the shares granted (i.e., for achievement of 110% of each of the adjusted EBITDA and average ROIC targets). The values reflected in this table reflect the Company’s current estimate that the maximum award will be achieved.

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(4)	The vesting of shares of performance-based restricted stock granted to our NEOs in 2022 and 2023 is conditioned upon the Company’s actual performance as compared with an adjusted EBITDA target. For the 2022 grants, the vesting date, subject to the achievement of the performance condition, is July 30, 2025, and the reference period is from December 26, 2021 to December 28, 2024. For the 2023 grants, the vesting date, subject to the achievement of the performance condition, is July 30, 2026 (for Messrs. Christopher, Martin and Sigloch) or July 30, 2028 (for Mr. Miritello), and the reference period is from January 1, 2023 to December 27, 2025. For more information on the performance-based criteria for the 2023 grants, please see the section entitled “Performance Criteria for Performance-Based Restricted Stock.” To the extent the Company’s actual performance during the applicable reference period exceeds the performance condition, our NEOs are eligible to receive a maximum award of up to 200% of the shares granted (i.e., for achievement of 110% of the adjusted EBITDA target). The values reflected in this table reflect the Company’s current estimate that the maximum awards will be achieved.
(5)	Shares of time-based restricted stock granted to Mr. Christopher in 2019 and 2020 vested or will vest 30% on each of the third and fourth anniversaries of the vesting commencement date (July 30 of the year of grant), and 40% on the fifth anniversary of the vesting commencement date, in each case, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.
(6)	The vesting of this one-time restricted stock grant to Mr. Christopher is conditioned upon the Company’s actual performance as compared with an adjusted EBITDA target. The vesting date, subject to the achievement of the performance condition, is December 31, 2027, and the reference period is from December 26, 2021 to December 28, 2024. To the extent the Company’s actual performance during the applicable reference period exceeds the performance condition, Mr. Christopher is eligible to receive a maximum award of up to 200% of the shares granted. The values reflected in this table reflect the Company’s current estimate that the maximum awards will be achieved.
(7)	Shares of time-based restricted stock will vest 30% on each of July 30, 2022, and July 30, 2023, and 40% on July 30, 2024, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.
(8)	Shares of time-based restricted stock will vest 100% on July 30, 2024, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.
(9)	Shares of time-based restricted stock will vest 30% on each of July 30, 2023, and July 30, 2024, and 40% on July 30, 2025, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.
(10)	Shares of time-based restricted stock will vest 100% on July 30, 2025, subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability.

— 2023 STOCK VESTED AND OPTIONS EXERCISED

The following table sets forth the value realized by each of our named executive officers as a result of the vesting of restricted stock and exercise of stock options during the fiscal year ended December 30, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Gregory L. Christopher	—	—	361,000	14,244,470
Jeffrey A. Martin	—	—	83,800	3,309,704
Steffen Sigloch	—	—	99,800	3,911,494
Christopher J. Miritello	8,002	229,465	21,000	837,790

(1)	The amounts shown in the Value Realized on Exercise Column equals the number of options exercised multiplied by the market value of the Company’s stock on the exercise date less the option exercise price.
(2)	The amounts shown in the Value Realized on Vesting Column equal the number of shares vested multiplied by the market value of the Company’s stock on the vesting date.

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— POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL AS OF THE END OF 2023

Pursuant to the employment agreement with our Chief Executive Officer, and the equity award and change in control agreements with our other named executive officers, upon a change in control or certain terminations of employment, our named executive officers are entitled to payments of compensation and benefits and/or accelerated vesting of equity awards, in each case as described below. The table below reflects the amount of compensation and benefits payable to each named executive officer in the event of (i) a change in control, (ii) an involuntary termination without cause or a resignation for good reason (specifically, for Messrs.

Martin, Sigloch and Miritello, the occurrence of such a termination upon or within two years following a change in control), and (iii) a termination by reason of death or disability. The named executive officers are not entitled to any payments in connection with a termination for cause.

The amounts shown assume the applicable triggering event occurred on December 30, 2023, and are estimates of the amounts that would be paid to the named executive officers upon the occurrence of such triggering event.

Name	Triggering Event	Salary & Bonus ($)		Benefits ($)		Accelerated Vesting of Equity Awards ($)		Total ($)
Gregory L. Christopher	Termination Without Cause or for Good Reason	17,037,500	(1)	268,930	(3)	—		17,306,430
	Termination Due to Death or Disability	7,250,000	(2)	268,930	(3)	77,861,210	(4)	85,380,140
	Change in Control	—		—		77,861,210	(4)	77,861,210
	Termination Without Good Reason	—		268,930	(3)	—		268,930
Jeffrey A. Martin	Termination Without Cause or for Good Reason following a Change in Control	3,636,038	(5)	40,739	(5)	14,539,666	(4)	18,216,443
	Termination Due to Death or Disability	—		—		14,539,666	(4)	14,539,666
	Change in Control	—		—		14,539,666	(4)	14,539,666
Steffen Sigloch	Termination Without Cause or for Good Reason following a Change in Control	3,046,515	(5)	40,739	(5)	13,780,704	(4)	16,867,958
	Termination Due to Death or Disability	—		—		13,780,704	(4)	13,780,704
	Change in Control	—		—		13,780,704	(4)	13,780,704
Christopher J. Miritello	Termination Without Cause or for Good Reason following a Change in Control	2,947,702	(5)	12,427	(5)	4,806,820	(4)	7,766,949
	Termination Due to Death or Disability	—		—		4,806,820	(4)	4,806,820
	Change in Control	—		—		4,806,820	(4)	4,806,820

(1)	Includes the value of continuation of base salary and annual incentive compensation (determined based upon Mr. Christopher’s 2023 target bonus) for three years post-termination. Also includes the value of a pro-rata bonus for the year of termination, determined based on actual performance, which is payable upon a termination for any reason (other than by the Company for cause). The pro-rata bonus amount listed represents Mr. Christopher’s 2023 bonus paid pursuant to our 2023 annual incentive program. If Mr. Christopher is terminated without cause or resigns for good reason during the 24-month period following a change in control, the amounts will be paid in a lump sum within 60 days following termination.
(2)	Includes the value of a pro-rata bonus for the year of termination. The pro-rata bonus amount listed represents Mr. Christopher’s 2023 bonus paid pursuant to our 2023 annual incentive program.
(3)	Includes the value of continued participation in the Company’s benefit plans following termination of employment until Mr. Christopher’s spouse’s 70th birthday, which Mr. Christopher is entitled to following a termination for any reason (other than by the Company for cause).
(4)	Includes the value of accelerated vesting of unvested shares of restricted stock as of December 30, 2023, based on a per share value of $47.15, which value equals the market value of the Company’s stock on such date. Unvested shares of restricted stock granted to NEOs will vest automatically in connection with a termination due to death or disability or a change in control. Mr. Christopher is also entitled to accelerated vesting of certain of his awards upon an involuntary termination without cause or a resignation for good reason. Payments to which named executive officers are entitled upon the accelerated vesting of restricted stock included payments associated with declared dividends and interest.
(5)	Includes the value of: (i) two times the executive’s base salary as in effect on December 30, 2023; (ii) two times the average annual bonus actually paid to the executive for the three calendar years preceding December 30, 2023; and (iii) the value of continued participation in the Company’s group health plan for a period of two years. All amounts are payable on an involuntary termination without cause or upon a resignation by the executive for good reason that occurs upon or within two years following a change in control. As of December 30, 2023, Messrs. Martin, Sigloch and Miritello were not entitled to any amounts in connection with such an involuntary termination occurring outside of this two-year, post-change in control window. For additional details on the changes to the payments and benefits that may become payable to Messrs. Martin, Sigloch and Miritello on a qualifying termination, see the summary of the change in control agreements contained in the Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table above.

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— PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100 Investment Based on:
Year (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO ($) (c)	Average Summary Compensation Total for Non-PEO NEOs ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e)	Total Shareholder Return ($) (f)	Dow Jones US Building Materials & Fixtures Index ($) (g)	Net Income ($ 000’s) (h)	Operating Income ($000’s) (i)
2023	19,464,383	51,277,489	3,793,208	8,362,951	161	137	602,897	756,053
2022	34,994,079	39,921,017	4,286,027	5,542,672	104	74	658,316	877,149
2021	10,841,767	21,073,541	2,482,800	4,483,255	170	144	468,520	655,845
2020	7,233,148	8,624,330	1,729,569	2,019,211	112	126	139,493	245,838

Column (b). Reflects compensation amounts reported in the “Summary Compensation Table” for our CEO, Mr. Christopher, for the respective years shown.

Column (c). “Compensation actually paid” to our CEO in each of 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (b) of the above do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. For information regarding the decisions made by our Compensation & Personnel Development Committee with respect to the CEO’s compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

Year	2020	2021	2022	2023
CEO	Mr. Christopher	Mr. Christopher	Mr. Christopher	Mr. Christopher
SCT Total Compensation ($)	7,233,148	10,841,767	34,994,079	19,464,383
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(2,220,750)	(3,259,125)	(25,825,500)	(10,161,450)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	2,638,875	4,425,375	23,595,500	12,866,850
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	1,152,600	8,483,199	6,564,886	25,375,159
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(179,543)	582,325	592,052	3,732,547
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—	—
Compensation Actually Paid ($)	8,624,330	21,073,541	39,921,017	51,277,489

Equity Valuations: For 2022 and 2023, performance-based restricted share unit grant date fair values are calculated using the average high/low stock price as of the date of grant assuming maximum performance. For 2021 and 2020, performance-based restricted share unit grant date fair values are calculated using the average high/low stock price as of the date of grant assuming target performance. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of the date of vest. Time-vested restricted share unit grant date fair values are calculated using the average high/low stock price as of date of grant. Adjustments have been made using the average high/low stock price as of year-end and as of each date of vest.

Column (d). The following non-CEO NEOs are included in the average figures shown for each of 2023, 2022, 2021 and 2020: Messrs. Martin, Sigloch and Miritello.

Column (e). Average “compensation actually paid” for our non-CEO NEOs in each of 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (d) of the above do not reflect the actual amount of compensation earned by or paid to our non-CEO NEOs during the applicable year. For information regarding the decisions made by our Compensation & Personnel Development Committee with respect to our non-CEO NEOs’ compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

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Year	2020 Average	2021 Average	2022 Average	2023 Average
Non-CEO NEOs	See column (d) note	See column (d) note	See column (d) note	See column (d) note
SCT Total Compensation ($)	1,729,569	2,482,800	4,286,027	3,793,208
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(503,370)	(753,220)	(2,410,888)	(1,906,840)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	598,118	1,022,753	2,109,505	2,414,520
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	203,627	1,511,873	1,481,643	3,362,068
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(8,733)	219,049	76,385	699,995
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—	—
Compensation Actually Paid ($)	2,019,211	4,483,255	5,542,672	8,362,951

Equity Valuations: See method as described in Column (c) note.

Column (f). For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of the Company for the measurement periods ending on December 30, 2023, December 31, 2022, December 25, 2021 and December 26, 2020, respectively.

Column (g). For the relevant fiscal year, represents the TSR of the Dow Jones U.S. Building Materials & Fixtures index ending on each of December 30, 2023, December 31, 2022, December 25,2021 and December 26, 2020.

Column (h). Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports for the measurement periods ending on December 30, 2023, December 31, 2022, December 25, 2021 and December 26, 2020, respectively.

Column (i). The Company-selected measure is operating income.

Relationship between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” (CAP) to our CEO and other NEOs in 2020, 2021, 2022 and 2023 to (i) TSR of both the Company and the Dow Jones U.S. Building Materials & Fixtures index, (ii) the Company’s net income, and (iii) the Company’s operating income.

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CEO CAP vs. Net Income

Pay in $ Millions
Net Income in $ millions
$0
$4
$8
$12
$16
$20
$24
$28
$32
$36
$40
$44
$48
$52
$56
$60
$0
$100
$200
$300
$400
$500
$600
$700
139.5
468.5
658.3
602.9
8.6
21.1
39.9
51.3
2020
2021
2022
2023
CEO PAY
COMPANY NET INCOME

AVERAGE NEO CAP vs. Net Income

Pay in $ Millions
Net Income in $ millions
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
$0
$100
$200
$300
$400
$500
$600
$700
139.5
468.5
658.3
602.9
2.0
4.5
5.5
8.4
2020
2021
2022
2023
AVERAGE NEO PAY
COMPANY NET INCOME

CEO CAP vs. Operating Income

Pay in $ Millions
Operating Income in $ millions
$0
$4
$8
$12
$16
$20
$24
$28
$32
$36
$40
$44
$48
$52
$56
$60
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
245.8
655.8
877.1
756.1
8.6
21.1
39.9
51.3
2020
2021
2022
2023
CEO PAY
COMPANY OPERATING INCOME

AVERAGE NEO CAP vs. Operating Income

Pay in $ Millions
Operating Income in $ millions
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
245.8
655.8
877.1
756.1
2.0
4.5
5.5
8.4
2020
2021
2022
2023
AVERAGE NEO PAY
COMPANY OPERATING INCOME

Pay Ratio

In 2023, the total compensation of Mr. Christopher, our Chief Executive Officer, was $19,464,383 as reported in the “Summary Compensation Table for 2023.” Based on the methodology described below, we determined that the median employee in terms of total 2023 compensation of all of our employees (other than Mr. Christopher) received an estimated $41,468 in total compensation for 2023. Therefore, the estimated ratio of 2023 total compensation of Mr. Christopher to the median employee was 469:1.

In general, we offer employees base salary, company retirement plan contributions, the opportunity to receive incentive awards for performance, and other benefits. In accordance with SEC rules, the median employee compensation provided above reflects company retirement plan contributions, incentive awards for 2023 performance and other benefits, but does not reflect benefits relating to group life or health plans generally available to all salaried employees.

To determine median employee compensation, we took the following steps:

•	We identified our employee population as of December 30, 2023, which consisted of approximately 4,509 employees.
•	For each employee (other than Mr. Christopher), we determined the sum of his or her base salary for 2023, and incentive awards for 2023. Comparing the sums, we identified an employee whose compensation best reflects the Company employees’ median 2023 compensation, taking into account whether their compensation likely would reflect median employee compensation in future years.
•	In accordance with SEC rules, we then determined that employee’s 2023 total compensation was $41,468 using the approach required by the SEC when calculating our named executive officers’ compensation, as reported in the Summary Compensation Table.

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PROPOSAL 4:

APPROVAL OF THE 2024 INCENTIVE PLAN

— BACKGROUND

At the Annual Meeting, you will be asked to approve the Mueller Industries, Inc. 2024 Incentive Plan (the “2024 Plan”). The 2024 Plan, if approved by our stockholders, will allow the Company to grant a variety of stock-based awards (“awards”) to current and prospective employees, Board members, consultants and other key service providers. No awards will be granted under the 2024 Plan unless and until it is approved by the Company’s stockholders.

If the 2024 Plan is approved, the Company will be authorized to issue 3,000,000 shares of Common Stock, which represents approximately 2.6% of our outstanding Common Stock (on a fully diluted basis) as of December 30, 2023. The Company’s stockholders previously approved (i) the Company’s 2014 Incentive Plan, pursuant to which, as of December 30, 2023, approximately 560,996 shares remained available for grant, but from which no additional shares will be granted prior to its expiration on April 30, 2024, and (ii) the Company’s 2019 Incentive Plan, pursuant to which as of December 30, 2023, approximately 564,206 shares remained available for grant1. The Company will continue to maintain the 2019 Incentive Plan, whether or not the 2024 Plan is approved. The Board of Directors adopted the 2024 Plan because the number of shares currently available for grant under the 2019 Incentive Plan is insufficient to support the Company’s desire to compensate its NEOs and other employees, as well as future employees, with equity-based compensation, which the Company believes has been successful in aligning the interests of employees and the senior management team with those of the stockholders and instrumental in the Company’s ability to attract, motivate and retain team members. Based on a review of the Company’s historical practices, the Board of Directors believes that the amounts available under the 2024 Plan will be sufficient to cover equity awards for participants for the next four to five years. Our historical burn rate is equal to the number of shares of common Stock subject to equity awards granted during a period, in proportion to our weighted average outstanding shares of Common Stock. Under this calculation, the Company’s burn rate was 0.47% in 2021, 0.63% in 2022 and 0.56% in 2023, resulting in a three-year average burn rate of approximately 0.55%, which we believe is within an allowable range under the policies of leading shareholder proxy advisors.

The Compensation & Personnel Development Committee (the “Compensation Committee” for purposes of this section) expects to continue to grant awards under the 2024 Plan consistent with the Company’s historical share utilization rates.

KEY FEATURES OF THE 2024 PLAN INCLUDE:
The 2024 Plan provides for administration by independent directors.
Awards generally have a minimum vesting period of one (1) year from the grant date.
The 2024 Plan does not allow for the following shares to be added back to the shares available under the Plan: (1) tendered or withheld for taxes, (2) shares used to pay the exercise or base price of awards, (3) at the applicable time the shares are withheld, the issuance of such shares would be a material amendment of the 2024 Plan that would require stockholder approval, (4) shares repurchased with proceeds from the exercise of stock options, and (5) shares subject to awards settled in shares of stock under the 2024 Plan that are not issued in connection with the settlement of such award upon its exercise.
The 2024 Plan prohibits the repricing of stock options and stock appreciation rights without shareholder approval.
The 2024 Plan does not contain a “liberal” change of control definition (e.g., mergers require consummation).
All awards under the 2024 Plan are subject to the Company’s Recovery Policy.
Dividends and dividend equivalents on awards do not vest and are not paid until the award is earned and vested.
The 2024 Plan provides for a fixed share reserve, i.e., no evergreen provision for share reserve.

(1)	All data regarding shares available under the 2014 and 2019 Incentive Plans have been adjusted to reflect the two-for-one stock split that occurred on October 20, 2023.

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The Board of Directors believes that the 2024 Plan will serve a critical role in attracting and retaining the high caliber employees essential to the Company’s success and in motivating these individuals to enhance our growth and profitability. The Board of Directors also believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our stockholders. Therefore, the Board of Directors urges stockholders to approve the 2024 Plan.

— 2024 PLAN SUMMARY

The complete text of the 2024 Plan is set forth as Appendix A to this Proxy Statement. The following summary of certain provisions of the 2024 Plan is qualified by reference to the 2024 Plan’s text.

Purpose

The 2024 Plan is designed to aid in the Company’s ability to attract, retain and motivate qualified individuals to become and remain employees, officers, directors and consultants of the Company, and to promote the creation of long-term value for the Company’s stockholders by aligning the interests of such individuals with those of the stockholders by granting a material portion of their compensation in the form of long-term incentive opportunities. The 2024 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Administration

The 2024 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant awards, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of awards, and construe and interpret the 2024 Plan and related award agreements. The Compensation Committee is permitted to delegate its authority under the 2024 Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company or who is subject to Section 16 of the Exchange Act must be expressly approved by the Compensation Committee.

Shares Subject to the 2024 Plan

The Company has authorized 3,000,000 shares of Common Stock for issuance pursuant to awards under the 2024 Plan, which, as of March 14, 2024, had a fair market value of $51.27 per share. Awards and the shares authorized under the 2024 Plan are subject to adjustment as described below under “Changes in Capital Structure.” Stock-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction will not count against the number of shares of Common Stock reserved and available for issuance pursuant to the 2024 Plan, except as may be required by Section 422 of the Code. If any award granted under the 2024 Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2024 Plan, provided that shares withheld, tendered or otherwise used to satisfy the exercise price, base price, and/or tax obligations with respect to an award will not become available for reissuance under the 2024 Plan.

Eligibility

The following individuals will be eligible to participate in the 2024 Plan: (i) employees and officers of the Company or its affiliates, of which there are currently approximately 4,509, (ii) non-employee directors of the Company or its affiliates, of which there are currently eight, (iii) individuals who are not employees or directors of the Company or its affiliates but nonetheless provide substantial services to the Company or its affiliates, and who are designated as eligible by the Compensation Committee, and (iv) prospective employees of the Company or its affiliates, although such individuals may not receive payments or exercise rights relating to awards until they commence employment.

Grants of Awards

The Compensation Committee may grant non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”), restricted stock awards (“RSAs”), restricted stock unit awards (“RSUs”), and other stock-based awards. Awards will vest according to the terms of the applicable award agreement, subject to the 2024 Plan’s minimum vesting provisions, which provides that 95% of the shares of Common Stock reserved for issuance under the 2024 Plan will be subject to a minimum vesting period of one year, except in the event of a participant’s termination without cause or due to death, disability, or “qualifying retirement” (as such term is defined in the 2024 Plan). No dividends or dividend equivalents will be paid on unvested awards; on stock options or SARs; or on vested RSUs prior to actual settlement of the RSU.

Appreciation Awards - Stock Options and SARs. The 2024 Plan provides for the grant of “appreciation awards” including ISOs, within the meaning of Section 422(b) of the Internal Revenue Code, NQSOs and SARs. A stock option provides a participant with the right to purchase, within a specified period of time, a stated number of shares of Common Stock at the price specified in the applicable award agreement, and a SAR provides a participant with a conditional right to receive an amount equal to the value of the appreciation in the Common Stock over a specified period. Except under extraordinary circumstances, at the sole discretion of the Compensation Committee, or pursuant to the 2024 Plan, SARs will be settled in shares of Common Stock.

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The exercise or base price applicable to an appreciation award will be set by the Compensation Committee at the time of grant, and will generally not be less than the fair market value of a share of Common Stock on the date of grant (or less than 110% of the fair market value of a share of Common Stock on the date of grant, in the case of an ISO granted to a 10% stockholder). In the case of an appreciation award that is a “substitute award” (as such term is defined in the 2024 Plan), the exercise or base price for such appreciation award may be less than the fair market value of a share of Common Stock on the date of grant provided that such exercise or base price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code and, if applicable, Section 424(a) of the Internal Revenue Code. The maximum term of an appreciation award granted under the 2024 Plan is ten years from the date of grant (or five years in the case of an ISO granted to a 10% stockholder).

Payment of the exercise price of a stock option may be made in cash, Common Stock, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee. Payment of the base price of a SAR may be made in cash, Common Stock, or property as specified in the award agreement or as determined by the Compensation Committee, in each case having a value in respect of each share of Common Stock underlying the portion of the SAR so exercised, equal to the difference between the base price of such SAR and the fair market value of one share of Common Stock on the exercise date.

The 2024 Plan provides that participants terminated for “cause” (as such term is defined in the 2024 Plan) will forfeit all of their appreciation awards, whether or not vested. In addition, participants terminated by reason of a “qualifying retirement” will have their appreciation awards continue to vest according to schedule and such awards will remain exercisable until they expire. Participants terminated for any other reason will forfeit their unvested appreciation awards, retain their vested appreciation awards, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested appreciation awards. The 2024 Plan authorizes the Compensation Committee to provide for different treatment of stock options and SARs upon termination than that described above, as determined in its discretion.

No incentive stock options may be granted under the 2024 Plan following the 10th anniversary of the earlier of (i) the date the 2024 Plan was adopted by the Board of Directors and (ii) the date the stockholders of the Company approve the 2024 Plan.

RSAs. An RSA is a grant of shares of Common Stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, vesting with respect to the participant’s RSA will cease, and the participant’s unvested RSAs will either be forfeited to the Company for no consideration (if the participant’s was granted the RSA for $0) or repurchased (if the participant acquired the RSA for a purchase price above $0) at a repurchase price as specified in the 2024 Plan.

RSUs. An RSU is a notional unit representing the right to receive one share of Common Stock (or the cash value of one share of Common Stock) on a specified settlement date. The Company may settle RSUs in shares, cash or property, as determined by the Compensation Committee in its discretion. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, vesting with respect to the participant’s RSUs will cease, each of the participant’s outstanding unvested RSUs will be forfeited for no consideration as of the date of such termination, and any shares remaining undelivered with respect to the participant’s vested RSUs will be delivered on the delivery date specified in the applicable award agreement.

Other Stock-Based Awards. The 2024 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of Common Stock. Such awards and their terms will be set forth in award agreements.

General. All awards granted under the 2024 Plan will be subject to the Company’s Recovery Policy for erroneously awarded compensation. The Compensation Committee may adopt procedures and sub-plans if necessary or appropriate to permit participation in the 2024 Plan by individuals who are non-United States nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants if necessary or appropriate in order that such awards conform with applicable local laws.

No Repricing of Awards. No awards may be repriced without shareholder approval. For purposes of the 2024 Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying Common Stock.

Changes in Capital Structure

In the event of any change in the outstanding Common Stock or the capital structure of the Company, the declaration of any extraordinary dividend, or any change in applicable laws or circumstances which results or could result in the substantial dilution or enlargement of participants’ rights under the 2024 Plan, the Compensation Committee shall adjust the aggregate number of shares of Common Stock which may be granted pursuant to awards, the number of shares of Common Stock covered by outstanding awards under the 2024 Plan, and the per-share price of outstanding awards under the 2024 Plan. The Compensation Committee may, in its discretion, provide that an adjustment take the form of a cash payment to the holder of an outstanding award with respect to all or part of the award, which payment will be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Compensation Committee determines in its sole discretion.

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Corporate Events

Under the 2024 Plan, unless otherwise provided in an award agreement, upon a “corporate event” (as defined in the 2024 Plan), the Compensation Committee may, in its discretion, provide for any one or more of the following in connection with such event: (i)  assumption or substitution of outstanding awards, (ii) acceleration of vesting of outstanding awards, (iii) cancelation of outstanding awards and payment to holders of the per-share consideration being received by the Company’s stockholders in connection with such event in exchange for their awards, (iv) cancelation of outstanding stock options, SARs and other awards subject to exercise, whether vested or unvested, after providing holders at least 10 days to exercise each such award, or (v) replacement of outstanding awards with a cash incentive program that preserves the value of, and mirrors the vesting conditions applicable to, the replaced awards.

Non-Transferability of Awards

Except as otherwise provided by the Compensation Committee, the 2024 Plan provides that awards are generally nontransferable, including, without limitation, transfers to third party financial institutions, other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.

Termination and Amendment

The Board of Directors or the Compensation Committee may amend or terminate the 2024 Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the Common Stock is principally listed. The 2024 Plan will terminate on the date before the tenth anniversary of the date the 2024 Plan is approved by the Company’s stockholders.

Certain U.S. Federal Income Tax Consequences

The following briefly summarizes certain U.S. federal income tax consequences pertaining to the 2024 Plan. This discussion is not exhaustive. Among other things, this discussion does not cover state, local, foreign, estate or gift taxes, which may vary based on individual circumstances and by jurisdiction. Participants who are “insiders” under Section 16(b) of the Exchange Act may be subject to different tax treatment with respect to the grant, exercise or settlement of awards under the 2024 Plan, depending on the particular Section 16(b) exemption utilized. This discussion is based on applicable laws, regulations, rulings and decisions as currently in effect, which are subject to change. Participants should consult with their own tax advisors regarding the 2024 Plan.

NQSOs and SARs. No income is realized by a participant at grant. Generally, at exercise, ordinary income is realized by the participant on the “spread value” (the difference between the exercise or base price paid for the shares and the fair market value of the shares on the exercise date), and the participant’s employer is entitled to a tax deduction of the spread value. Upon a participant’s later sale of the shares, the appreciation (or depreciation) over the fair market value of the shares on the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the participant has held the shares. The participant’s employer is not entitled to a tax deduction in connection with such later sale.

ISOs. No income is realized by a participant at grant or exercise, but inclusion of the spread value in the participant’s alternative minimum taxable income may be required. If a participant does not dispose of the shares received upon exercise of an ISO during the requisite holding periods (two years from the grant date, or one year from the exercise date), then, upon a participant’s later sale of the shares, any amount realized in excess of the exercise price is treated as a long-term capital gain (and any loss sustained is treated a long-term capital loss), and the participant’s employer is not entitled to a tax deduction in connection with the later sale. If a participant makes an early disposition of the shares before the requisite holding periods have expired, the award will be taxed similarly to a NQSO, as the participant realizes ordinary income in the year of disposition on the difference between the exercise price paid for the shares and the fair market value of the shares on the exercise date (or, if less, the amount realized on disposition of the shares), and the participant’s employer is entitled to a tax deduction of such amount. If a participant exercises an ISO more than three months after termination of employment (subject to certain exceptions for death or disability), the ISO will be taxed as a NQSO as a result of the delayed exercise. The tax treatment applicable to a participant’s later sale of the shares following an early disposition or a delayed exercise is the same as described above for a NQSO.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the 2024 Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements. The Company will deduct or withhold, or require the participant to remit to their employer, an amount sufficient to satisfy federal, state, local and foreign taxes required to be withheld with respect to any taxable event under the 2024 Plan.

Section 409A. Certain awards under the 2024 Plan may be subject to Section 409A of the Internal Revenue Code, which regulates “nonqualified deferred compensation.” If an award under the 2024 Plan is subject to Section 409A but is not administered in compliance with Section 409A, a participant may be subject to immediate income taxation on amounts deferred, an additional 20% tax on such amounts, and interest on such amounts from the date such amounts were required to be included in taxable income.

New Plan Benefits

Because awards to be granted in the future under the 2024 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2024 Plan by eligible participants.

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Equity Compensation Plan Information

The following table discloses information regarding the securities to be issued and the securities remaining available for issuance under the Company’s stock-based incentive plans as of December 30, 2023 (shares in thousands). The amounts shown do not include the shares of Common Stock that would be available for issuance under the 2024 Plan if this proposal is approved.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans – approved by security holders	626	14.78	1,125	(1)(2)
Equity compensation plans – not approved by security holders	—	—	—
Total	626	14.78	1,125	(1)(2)
(1)	Of the approximately 1,125,202 securities that remained available for issuance under the equity compensation plans as of December 30, 2023, approximately 560,996 and 564,206 were available under the Company’s 2014 Incentive Plan and 2019 Incentive Plan, respectively, for the issuance of awards. No additional awards will be (or have been) granted under the Company’s 2014 Incentive Plan between December 30, 2023 and its expiration on April 30, 2024.
(2)	Approximately 564,206 securities remain available for issuance under the 2019 Incentive Plan. Amounts reported in this column exclude amounts reported in column (a) as well as amounts in respect of unvested shares of restricted stock, which are treated as issued and outstanding and which will not have any additional dilutive impact upon vesting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL OF THE 2024 PLAN.

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PRINCIPAL STOCKHOLDERS

As of March 14, 2024, the following parties were known by the Company to be the “beneficial owner” of more than five percent of the Common Stock:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class
Blackrock, Inc. 50 Hudson Yards New York, NY 10001	18,628,278	(1)	16.3%	(2)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	12,299,997	(3)	10.8%	(2)
First Trust Portfolios, L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	7,085,950	(4)	6.2%	(2)
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	6,951,894	(5)	6.1%	(2)
(1)	This information is based on a Schedule 13G/A filed by BlackRock, Inc. with the Securities and Exchange Commission (“SEC”) on January 22, 2024. BlackRock filed this Schedule 13G/A on its own behalf and on behalf of certain of its subsidiaries. The Schedule 13G/A reported that BlackRock has sole voting and dispositive power with respect to 18,208,179 and 18,628,278, respectively, of the shares shown. The Schedule 13G/A also reported that BlackRock Fund Advisors owned 5% or greater of the security class being reported on the Schedule 13G/A.
(2)	The percent of class shown was based on the shares of Common Stock reported on the Schedule 13G/A and the total number of shares outstanding as of December 30, 2023. The difference in the total number of shares outstanding on December 30, 2023 and March 14, 2024 does not materially affect the percentage of ownership of the class.
(3)	This information is based on a Schedule 13G/A filed by The Vanguard Group, Inc. (“VGI”) with the SEC on February 13, 2024. According to the Schedule 13G/A, VGI has sole dispositive power with respect to 12,055,121 of the shares shown. VGI also has shared voting power with respect to 140,700 of the shares shown, and shared dispositive power with respect to 244,876 of the shares shown.
(4)	The information is based on a Schedule 13 jointly filed by affiliates First Trust Portfolios, L.P and First Trust Advisors L.P., along with their general partner, The Charger Corporation, on January 10, 2024. The Schedule 13 reported that the reporting parties have shared voting and dispositive power with respect to 5,908,227 and 7,085,950 respectively, of the shares shown. The Schedule 13 also reported that First Trust Portfolios, L.P. acts as sponsor of certain unit investment trusts that hold shares of the Company, and that First Trust Advisors L.P. acts as the portfolio supervisor of those trusts. According to the Schedule 13, none of the reporting parties has the power the vote the shares of the Company held by those unit investment trusts. Those shares are purportedly voted by the trustee of such trusts so as to ensure that the shares are ordinarily voted as closely as possible, in the same manner and in the same general proportion as are the shares held by other owners.
(5)	This information is based on a Schedule 13D/A filed by GAMCO Investors Inc. (“GBL”) and certain of its affiliates (collectively, the “Gabelli Reporters”) on June 30, 2023. The Schedule 13D/A reported that, as of the date of filing, GAMCO Asset Management Inc. (“GAMCO”) beneficially owned 2,043,579 of the shares reported; Gabelli Funds, LLC (“Gabelli Funds”) beneficially owned 1,400,368 of the shares reported; GGCP, Inc. (“GGCP”) beneficially owned 7,000 of shares reported; Mario J. Gabelli (“Gabelli”) beneficially owned 2,300 of the shares reported; and MJG Associates, Inc. beneficially owned 22,700 of the shares reported. In addition, the Schedule 13D/A reported that each Gabelli Reporter (and certain executive officers, directors and other related persons as disclosed on the Schedule 13D/A) has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the Common Stock reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO does not have authority to vote 50,900 of the reported shares, (ii) Gabelli Funds, a wholly-owned subsidiary of GBL, has sole dispositive and voting power with respect to the shares of the Company held by certain funds (the “Funds”) for which it provides advisory services, so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Gabelli, GBL, and GGCP is indirect with respect to Common Stock beneficially owned directly by other Gabelli Reporters. For purposes of this table, the Gabelli Reporters’ aggregate ownership as reported in the Schedule 13D/A filed June 30, 2023 has been adjusted to account for the Company’s two-for-one stock split that occurred on October 20, 2023.

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BENEFICIAL OWNERSHIP OF COMMON STOCK BY INSIDERS

The following table sets forth, as of the close of business on March 14, 2024, information about the 2.8% of shares of Common Stock (calculated based on 113,597,003 shares outstanding) beneficially owned by each of the Company’s current directors, nominees for director, executive officers and NEOs. The NEOs are those individuals set forth in the “Summary Compensation Table for 2023” included herein. Unless otherwise indicated, all directors, nominees for director, and NEOs have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth the foregoing persons’ current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.

Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of March 14, 2024	Percent of Class
Chairman and Chief Executive Officer
Gregory L. Christopher(1)	1,566,833	1.4%
Independent Directors
Elizabeth Donovan(2)	56,000	*
William C. Drummond	12,400	*
Gary S. Gladstein(3)	367,390	*
Scott J. Goldman(4)	115,099	*
John B. Hansen(5)	134,214	*
Terry Hermanson	107,349	*
Charles P. Herzog, Jr.(6)	82,586	*
Section 16 Officers
Jeffrey A. Martin	365,965	*
Executive Vice President, Chief Financial Officer and Treasurer since February 14, 2013; age 57(7)
Christopher J. Miritello	114,883	*
Executive Vice President, General Counsel and Secretary since January 1, 2017; age 41(8)
Steffen Sigloch	204,757	*
Chief Manufacturing Officer since May 4, 2017; age 55(9)
SECTION 16 OFFICERS AND DIRECTORS AS A GROUP	3,127,476	2.8%**
*	Less than 1%
**	Includes 216,220 shares of Common Stock which are subject to currently exercisable stock options and 1,169,000 shares of non-vested restricted stock held by executive officers and directors of the Company.
(1)	The number of shares of Common Stock beneficially owned by Mr. Christopher includes (i) 804,000 shares of non-vested restricted stock (some of which have the potential to vest at 200%), (ii) 140,000 shares owned by a trust in which his wife is beneficiary, (iii) 144,520 shares owned by a trust in which he is beneficiary and (iv) 13,600 shares of Common Stock which are owned by Mr. Christopher’s children.
(2)	The number of shares of Common Stock beneficially owned by Ms. Donovan includes (i) 28,000 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 4,000 shares of Common stock which are owned by Ms. Donovan’s spouse.
(3)	The number of shares of Common Stock beneficially owned by Mr. Gladstein includes (i) 69,334 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 296,456 shares of Common Stock, which are owned by a trust of which he is beneficiary.
(4)	The number of shares of Common Stock beneficially owned by Mr. Goldman includes (i) 59,556 shares of Common Stock which are subject to currently exercisable stock options.
(5)	The number of shares of Common Stock beneficially owned by Mr. Hansen includes (i) 8,000 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 18,000 shares of Common Stock owned by a trust where his wife and children serve as beneficiaries.
(6)	The number of shares of Common Stock beneficially owned by Mr. Herzog includes (i) 36,000 shares of Common Stock which are subject to currently exercisable stock options, (ii) 8,000 shares of Common Stock owned by a trust of which his children are beneficiaries, and (iii) 30,000 shares of Common Stock owned by a trust of which his is beneficiary.

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(7)	Mr. Martin served (i) as Interim Chief Financial Officer of the Company from October 26, 2012 until February 14, 2013, (ii) as Vice President -Corporate Development of the Company from January 11, 2011 until October 26, 2012, (iii) as Vice President-Finance & Corporate Development from August 1, 2008 until January 11, 2011, and (iv) as Vice President-Operations, Standard Products Division prior to August 1, 2008. The number of shares of Common Stock beneficially owned by Mr. Martin includes 160,600 shares of non-vested restricted stock (some of which have the potential to vest at 200%).
(8)	Mr. Miritello served as Deputy General Counsel of the Company from September 15, 2015 to December 31, 2016. Prior to joining the Company, he was associated with the New York office of Willkie Farr & Gallagher LLP. The number of shares of Common Stock owned by Mr. Miritello includes (i) 15,330 shares of Common Stock which are subject to currently exercisable stock options and (ii) 54,000 shares of non-vested restricted stock (some of which have the potential to vest at 200%).
(9)	Mr. Sigloch served as (i) President – Piping Systems North America of the Company from May 5, 2016 until May 4, 2017; (ii) President – Extruded Products of the Company from January 1, 2013 until May 5, 2016, (iii) Corporate Vice President – Engineering and Manufacturing of the Company from January 1, 2012 until January 1, 2013, and (iv) Vice President – Engineering and Manufacturing of Mueller Europe, Ltd, from July 1, 2011 until January 1, 2012. Prior to joining the Company on July 1, 2011, Mr. Sigloch served as Chief Executive Officer of Wieland Copper Products, LLC. The number of shares of Common Stock beneficially owned by Mr. Sigloch includes 150,400 shares of non-vested restricted stock (some of which have the potential to vest at 200%).

— DELINQUENT SECTION 16(a) REPORTS

Based solely upon its review of Forms 3 and 4 received by it, and written representations from certain reporting persons about whether any Form 5 filings were required, the Company believes that during 2023, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with except as follows

•	On December 4 and December 14, 2023, Mr. Sigloch completed transactions in Common Stock pursuant to a previously disclosed 10b5-1 trading plan that required Form 4 reports, but those Form 4 reports were not timely filed. Amended Form 4 reports reflecting those transactions were filed on December 19 and December 27, 2023, respectively.
•	On January 22, 2024, Mr. Herzog filed a late Form 4 to report four quarterly dividend reinvestment transactions that occurred between March 2022 and December 2022, which he discovered had occurred without his knowledge.

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ADDITIONAL MATTERS

— VOTING SECURITIES

At the close of business on the Record Date, there were 113,597,003 shares of Common Stock outstanding, which are the only shares entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. The Bylaws do not provide for cumulative voting for the election of directors.

On September 26, 2023, our Board of Directors authorized and approved a two-for-one stock split (“Stock Split”) in the form of a stock dividend of one share of the Company’s Common Stock for every one share of Common Stock issued and outstanding as of the close of business on October 6, 2023. The distributions of the aforementioned stock dividend (and/or cash in lieu of fractional shares) was effected on October 20, 2023. In connection with the Stock Split, and in accordance with the Company’s outstanding stock option plans and agreements, the Company adjusted the shares subject to and the per share exercise price with respect to outstanding options. These adjustments resulted in the number of shares subject to each outstanding option and an adjustment to the option purchase price designed to maintain the option holders’ intrinsic value following the Stock Split. References in this Proxy Statement to beneficial stock ownership or outstanding options for periods following October 20, 2023 reflect the equitable adjustments made to stock beneficially owned (including options outstanding) as of October 6, 2023. References in this Proxy Statement to stock or option awards issued prior to October 6, 2023 have also been equitably adjusted to reflect the Stock Split.

— STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER PROPOSALS FOR THE 2025 ANNUAL MEETING

It is anticipated that the next Annual Meeting after the one scheduled for May 9, 2024 will be held on or about May 8, 2025. The Company’s Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2025, no earlier than December 10, 2024 and no later than January 9, 2025. Such notice must contain the information required by our Bylaws, including the information required by Rule 14a-19 of the Exchange Act in the case of a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees (unless such solicitation would not be subject to Rule 14a-19 under the Exchange Act). A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual Meeting to be held in 2025, such proposal must be received by the Secretary of the Company by November 28, 2024 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2025 is changed to a date more than 30 days earlier or later than May 8, 2025, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

If a stockholder intends to present a proposal at the 2025 Annual Meeting without any discussion of the proposal in our proxy statement, and the stockholder does not notify us of such proposal on or before February 11, 2025 as required by SEC Rule 14a-4(c)(1), then proxies received by us for the 2024 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of any such proposal is to be sent to the address set forth below.

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OTHER INFORMATION

If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 30, 2023 that accompanies this Proxy Statement. These financial statements are also on file with the SEC, 100 F Street, N.E., Washington, D.C. 20549 and with the NYSE. The Company’s SEC filings are also available at the Company’s website at www.muellerindustries.com or the SEC’s website at www.sec.gov.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 30, 2023 (EXCLUDING EXHIBITS) OR, AS NOTED HEREIN, ANY OF THE COMPANY’S BOARD COMMITTEE CHARTERS, CORPORATE GOVERNANCE GUIDELINES, OR CODE OF ETHICS WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO CHRISTOPHER J. MIRITELLO, CORPORATE SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS (150 SCHILLING BOULEVARD, SUITE 100, COLLIERVILLE, TENNESSEE 38017). UPON RECEIPT BY WRITING TO THE FOREGOING ADDRESS, THE COMPANY WILL ALSO FURNISH ANY OTHER EXHIBIT OF THE ANNUAL REPORT ON FORM 10-K UPON ADVANCE PAYMENT OF THE REASONABLE OUT-OF-POCKET EXPENSES OF THE COMPANY RELATED TO THE COMPANY’S FURNISHING OF SUCH EXHIBIT.

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— NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING TO BE HELD ON MAY 9, 2024

The Proxy Statement and Annual Report are available at: http://www.proxyvote.com

You will need the Control Number included on your proxy card. For the date, time, and location of the Annual General Meeting, please refer to “Solicitation of Proxies.” For information on how to attend and vote in person at the Annual General Meeting, an identification of the matters to be voted upon at the Annual General Meeting and the Board’s recommendations regarding those matters, please refer to “Solicitation of Proxies,” “Election of Directors,” “Appointment of Independent Registered Accounting Firm”, “Approval of the Compensation of the Company’s Named Executive Officers and “Approval of the 2024 Incentive Plan.”

— HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. This is known as “Householding.” Please note, if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

•	You agree to or do not object to the Householding of your materials,
•	You have the same last name and exact address as another investor(s).

If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.

You may revoke a prior Householding consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

By order of the Board of Directors

Christopher J. Miritello
Corporate Secretary

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Mueller Industries, Inc.

2024 Incentive Plan

1.   Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award Stock-based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of stockholder value.

If the Plan is not approved by the Company’s stockholders, then the Plan will be null and void in its entirety.

2.   Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b) “Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.

(c) “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony, or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in injury to the business or reputation of the Company or its Affiliates, including, without limitation, conduct constituting fraud, embezzlement or material misappropriation of the assets or business opportunities of the Company, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates, or (4) willful neglect or misconduct in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; provided, however, that if, subsequent to the Participant’s termination of employment

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(whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall be deemed to have been terminated for Cause, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f) “Change in Control” means:

(1) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2) the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(3) the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership

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of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of the Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i) “Company” means Mueller Industries, Inc., a Delaware corporation.

(j) “Corporate Event” has the meaning set forth in Section 0 below.

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(k) “Data” has the meaning set forth in Section 20(f) below.

(l) “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(m) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(n) “Effective Date” means [_], which is the date on which the Plan was first approved by the Company’s stockholders.

(o) “Eligible Person” means (1) each employee and officer of the Company or of any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate as used in this Section 0 shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term “Affiliate” as used in this Section 0 shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or its Affiliates for purposes of eligibility for participation in the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(q) “Expiration Date” means the date upon which the term of an Option or Stock Appreciation Right expires, as determined under Section 0 or 0 hereof, as applicable.

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(r) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the mean between the highest and lowest sale prices of the Stock reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination, or if there is no such sale on the date of determination, the mean between the highest and lowest sale prices of the Stock on the most recent date on which such a sale is reported. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(t) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Option” means a conditional right, granted to a Participant under Section 0 hereof, to purchase Stock at a specified price during a specified time period.

(v) “Option Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(w) “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(x) “Participant Agreement” means an employment or services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(y) “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(z) “Plan” means this Mueller Industries, Inc. 2024 Incentive Plan, as amended from time to time.

(aa) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(bb) “Qualifying Committee” has the meaning set forth in Section 0 hereof.

(cc) “Qualifying Retirement” means a Termination by a Participant who has (1) attained age sixty-five (65) and has completed ten (10) or more years of service with the Company or its Affiliates or with any predecessor entity with respect to which the Company recognizes credited years of service or (2) had such Termination approved by the Board as a Qualifying Retirement under the Plan.

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(dd) “Restricted Stock” means Stock granted to a Participant under Section 0 hereof that is subject to certain restrictions and to a risk of forfeiture.

(ee) “Restricted Stock Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(ff) “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(gg) “RSU Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Stock Units.

(hh) “SAR Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Stock Appreciation Rights.

(ii) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(jj) “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(kk) “Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 0 hereof.

(ll) “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 0 below, Stock Appreciation Rights shall be settled in Stock.

(mm) “Substitute Award” has the meaning set forth in Section 0 hereof.

(nn) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a

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Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.   Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, but subject to Section 4(f) of the Plan, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or Qualifying Retirement. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

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(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 0 within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with subsection 0 above.

(d) Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4.   Shares Available Under the Plan; Other Limitations.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 0 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 3,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares of Stock previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares will again be

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available for grant. The following shares of Stock shall not become available for issuance (or re-issuance) hereunder: (1) shares withheld or surrendered following the termination of the Plan, (2) shares of Stock used by a Participant as payment of the exercise price in connection with the exercise of an Award, including shares issued in respect of payment of the exercise of any Option or Stock Appreciation Right issued hereunder, (3) shares of Stock tendered or withheld to satisfy tax obligations with respect to Awards, (4) at the time the applicable shares are withheld or surrendered, the issuance of such shares would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Stock is listed, (5) shares of Stock repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, and (6) shares of Stock subject to any Stock Appreciation Right that is settled by the issuance of shares of Stock issued under this Plan that are not issued in connection with the settlement of such Award upon its exercise.

(c) Incentive Stock Options. All shares of Stock reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options (subject to adjustment as provided in Section 0 hereof).

(d) Dividends and Dividend Equivalents. No dividends or dividend equivalents shall be paid on Options, Stock Appreciation Rights, unvested Awards, or vested Restricted Stock Units prior to the actual delivery of shares of Stock. The Committee may, in its discretion, accrue on the books of the Company dividends and dividend equivalents with respect to unvested Awards or vested Restricted Stock Units prior to the actual delivery of shares of Stock. Any such accrual by the Committee of such dividends or dividend equivalents for such Awards shall be subject to forfeiture to the same degree as the shares underlying such Award(s). Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any dividends or dividend equivalents. For the avoidance of doubt, no dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

(e) Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

(f) Minimum Vesting Period. Other than with respect to a Substitute Award and except with respect to a maximum of five percent (5%) of the shares of Stock authorized for grant under the Plan, no Award may vest over a period that is less than one (1) year from the date of grant;

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provided, however, that the foregoing minimum vesting period shall not apply in the event of a Participant’s Termination without Cause or a Participant’s Termination due to death, Disability or Qualifying Retirement, or in the event of a Corporate Event.

5.   Options.

(a) General. Certain Options granted under the Plan are intended to qualify as Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to 2(o) above) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code or (2) an Incentive Stock Option, then in each case the applicable exercise price shall not be less than the Fair Market Value on the date of grant, subject to subsection 0 below in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(d) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full upon exercise of an Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in United States dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Anything herein to the contrary

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notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f) Termination of Employment or Service. Except as provided by the Committee in an Option Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, (ii) by reason of the Participant’s death or Disability, or (iii) by reason of a Qualifying Retirement, (A) all vesting with respect to such Participant’s outstanding Options shall cease, (B) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Options shall cease, (ii) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination, but only to the extent that the Options were vested by such Participant at the time of such Termination.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s outstanding Options (whether or not vested) shall immediately expire as of the date of such Termination.

(4) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of a Qualifying Retirement, (i) each of such Participant’s outstanding Options shall continue to vest in accordance with their original vesting schedule as if no such Termination had occurred, and (ii) each of such Options shall remain exercisable until the applicable Expiration Date.

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(g) Special Provisions Applicable to Incentive Stock Options.

(1) No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2) To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6.   Restricted Stock.

(a) General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 0, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld

(b) Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time as the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock.

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(c) Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of (A) the original purchase price paid for the Restricted Stock (as adjusted for any subsequent changes in the outstanding Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of such Restricted Stock prior to the date of repurchase and (B) the Fair Market Value of the Stock on the date of such repurchase; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.   Restricted Stock Units.

(a) General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b) Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c) Delivery of Stock. Restricted Stock Units shall be subject to a deferral period as set forth in the applicable RSU Agreement, which may or may not coincide with the vesting period, as determined by the Committee in its discretion. Delivery of Stock, cash, or property, as determined by the Committee, will occur upon a specified delivery date or dates upon the expiration of the deferral period specified for the Restricted Stock Units in the RSU Agreement.

(d) Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units shall cease, (2) each of such Participant’s outstanding unvested Restricted Stock Units shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

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8.   Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b) Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that if a Stock Appreciation Right is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the applicable base price shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d) Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e) Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

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(f) Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, (ii) by reason of the Participant’s death or Disability, or (iii) by reason of a Qualifying Retirement, (A) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (B) each of such Participant’s outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (ii) each of such Participant’s outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the person or persons to whom a Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested by such Participant at the time of such Termination.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s outstanding Stock Appreciation Rights (whether or not vested) shall immediately expire as of the date of such Termination.

(4) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of a Qualifying Retirement, (i) each of such Participant’s outstanding Stock Appreciation Rights shall continue to vest in accordance with their original vesting schedule as if no such Termination had occurred, and (ii) each of such Stock Appreciation Rights shall remain exercisable until the applicable Expiration Date.

9.   Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

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10. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of shares of Stock that may be granted or purchased pursuant to Awards (as set forth in Section 0 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In lieu of or in addition to any adjustment pursuant to this Section 100, if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Committee may determine in its sole discretion. The Committee will make such adjustments, substitutions or payment, and its determination will be final, binding and conclusive. The Committee need not take the same action or actions under this Section 10(a) with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions under this Section 10(a) with respect to the vested and unvested portions of an Award.

(b) Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1) The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection 0 above;

(2) The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event;

(3) The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable

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pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4) The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5) The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph 0 above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection 0, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions under this Section 10(b) with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions under this Section 10(b) with respect to the vested and unvested portions of an Award.

(c) Fractional Shares. Any adjustment provided under this Section 0 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

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11. Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12. Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

13. Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, including, without limitation, to third party financial institutions, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value and only to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

14. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

15. Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

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16. Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).

17. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d) No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a) hereof), (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.

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18. Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

19. Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.

20. Miscellaneous.

(a) Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(d) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving

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rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(e) Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e) will apply to all Awards.

(f) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such

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Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–United States nationals or are primarily employed or providing services outside the United States.

(h) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (1) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (2) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(i) No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of

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any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j) Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(l) Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m) Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(n) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

A-23

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(p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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ANNUAL MEETING

The Annual Meeting of Stockholders will be held at the Company’s headquarters at 150 Schilling Boulevard, Collierville, TN 38017, 8:00 a.m. local time (CDT), May 9, 2024.

CAPITAL STOCK INFORMATION

The Company declared and paid a quarterly cash dividend of 30 cents per common share in each of the first, second and third quarters of 2023. A proportionally adjusted dividend of 15 cents per common share was paid in the fourth quarter following the two-for-one stock split that took effect on October 20, 2023. Payment of dividends in the future is dependent upon our financial condition, cash flows, capital requirements, and other factors.

COMMON STOCK

As of February 23, 2024, the number of holders of record of Mueller’s common stock was approximately 550.

NEW YORK STOCK EXCHANGE

On February 23, 2024, the closing price for Mueller’s common stock on the New York Stock Exchange was $49.14.

FORM 10-K

The Company’s Annual Report on Form 10-K is available on the Company’s website at www.muellerindustries.com or upon written request:

c/o Mueller Industries, Inc.

Attention: Investor Relations
150 Schilling Blvd., Suite 100
Collierville, TN 38017

NYSE CERTIFICATIONS

The Company submitted an unqualified Section 12(a) CEO Certification to the NYSE in 2023. The Company filed with the SEC the CEO/CFO Certifications required under Section 302 of the Sarbanes-Oxley Act as an exhibit to the Company’s Annual Report on Form 10-K for 2023 and 2022.

MARKET FOR MUELLER INDUSTRIES SECURITIES

Common stock is traded on the NYSE (MLI).

TRANSFER AGENT, REGISTRAR & PAYING AGENT

To notify the Company of address changes, lost certificates, dividend payments, or account consolidations, security holders should contact:

Equiniti Trust Company, LLC

Shareholder Services Department
55 Challenger Road, 2nd Floor
Ridgefield Park, NJ 07660
Toll Free: (800) 937-5449
Local & International: (718) 921-8124
Email: HelpAST@equiniti.com
Website: www.astfinancial.com

BOARD OF DIRECTORS

Gregory L. Christopher, Chairman
Terry Hermanson, Lead Independent Director
Elizabeth Donovan
William C. Drummond
Gary S. Gladstein
Scott J. Goldman
John B. Hansen
Charles P. Herzog, Jr.

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MUELLER INDUSTRIES

MUELLER INDUSTRIES, INC.
ATTN: CHRIS J. MIRITELLO
150 SCHILLING BLVD., SUITE 100
COLLIERVILLE, TN 38017

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Gregory L. Christopher
02) Elizabeth Donovan
03) William C. Drummond
04) Gary S. Gladstein
05) Scott J. Goldman
06) John B. Hansen
07) Terry Hermanson
08) Charles P. Herzog, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	For	Against	Abstain
2. Approve the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3. To approve, on an advisory basis by non-binding vote, executive compensation.	☐	☐	☐
4. To approve the Company's 2024 Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000629356_1 R1.0.0.6

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com

MUELLER INDUSTRIES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2024, 8:00 AM CDT
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Christopher J. Miritello and Jeffrey A. Martin, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 9, 2024, 8:00 AM CDT at 150 Schilling Blvd., Collierville, TN 38017, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

0000629356_2 R1.0.0.6